**** CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933,
AS AMENDED.

                         MASTER TECHNOLOGY LICENSE AGREEMENT

       THIS AGREEMENT is made the 29th day of December, 1999

B E T W E E N:

              724 SOLUTIONS CORP., a corporation incorporated under the laws of the State of Delaware, having its registered office at 1209 Orange Street, Wilmington, Delaware 19801 ("LICENSOR");

                                       -AND-

              CITICORP STRATEGIC TECHNOLOGY CORPORATION, a corporation established under the laws of Delaware having an office at 399 Park Avenue, New York, New York, 10043 ("CITIBANK").

BACKGROUND:

1. Licensor is an indirectly wholly-owned subsidiary of 724 Solutions Inc. ("724 Solutions"), and a directly wholly-owned subsidiary of 724 Solutions International SRL ("724 SRL");

2. 724 Solutions, 724 SRL and its Affiliates (as defined below) are in the business of designing and developing Internet Protocol-based electronic banking, brokerage, insurance, financial services and e-commerce applications which allow its licensees to deliver their services to their customers over a variety of access devices;

3. Licensor is in the business of marketing and selling the banking, brokerage, insurance, financial services and e-commerce applications to financial institutions in order to allow such financial institutions to provide certain services to their customers, and 724 Solutions wishes to facilitate financial institutions' buying or licensing the applications by providing consulting and maintenance services with respect thereto; and

4. Citibank wishes to enter into an Agreement with Licensor whereby Citibank and its Affiliates (as defined below), upon execution of the applicable Licensed Affiliate Agreement (as defined below), may license certain 724 Modules (as defined below) for use in certain 724 Channels (as defined below), all in accordance with the terms and conditions of this Agreement.

IN CONSIDERATION of the promises, the mutual covenants contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto agree as follows:

                                     ARTICLE I
                     INTERPRETATION AND STRUCTURE OF AGREEMENT

1.1 DEFINITIONS. In this Agreement, the following expressions shall have the following meanings:

       "AFFILIATE" of a Person means an entity, present or future, directly or indirectly controlled by, controlling or under common control with such Person or their successors subject to the provisions of Section
       9.3. For the purposes of this definition of Affiliate, an entity "controls" a Person where that entity owns at least 25% of the equity, directly or indirectly, of that Person.

       "AGREEMENT" means in respect of each Licensed Affiliate, this Master Technology License Agreement, all Exhibits attached hereto, the Licensed Affiliate Agreement and all Schedules attached thereto and any written agreement or written exhibit or written schedule signed by the Parties supplementing or amending any of the foregoing. The words "hereto," "herein," "hereof," "hereby" and "hereunder" and similar expressions refer to this Agreement and not to any particular section or portion of it. References to an Article, Section, Subsection or Schedule refer to the applicable article, section, subsection or schedule of this Agreement.

       "BUSINESS DAY" means any day, other than a Saturday, Sunday, statutory or civic holiday in the governing jurisdiction as set out in the relevant Licensed Affiliate Agreement.

       "CLIENT EXECUTABLE COMPONENTS" means, with respect to certain Licensed Channels which may require limited components of the Software to reside on Customers' devices and/or at the premises of a third party in support of such Customers' devices, such components.

       "COMPETITIVE AREAS" means, with respect to a Person, those parts, divisions, or business units of such Person whose principal business is the commercial development, marketing or licensing of commercial products that are competitive with the Licensed Technology. For clarity, where this Agreement expressly provides that Licensee may engage a Contractor of Licensee to provide services on behalf of Licensee, any of a Person's parts, divisions or business units that are not Competitive Areas ("Non-Competitive Areas") may provide such services to Licensee provided such Non-Competitive Areas agree in writing to not use (other than on behalf of Licensee) or disclose to Competitive Areas or to third parties any Confidential Information received directly or indirectly from Licensor, Licensee or any of their Affiliates. For clarity, a Person, or any parts, divisions, or business units of such Person whose principal business is providing banking, financial, insurance or brokerage services to customers is not a Competitive Area.

       "CONFIDENTIAL INFORMATION" means any information, technical data or know-how including that which relates to a Party's or its Affiliates' hardware, software, screens, specifications, designs, plans, drawings, data, prototypes, discoveries, research, developments, processes, procedures, intellectual property, market research, marketing techniques and plans, business plans and strategies, customer names and other information related to customers, price lists, pricing policies and financial information or other business and/or technical information and materials, in oral, demonstrative, written, electronic, graphic or machine-readable form and any analyses, compilations, studies or documents prepared by the Receiving Party (as defined in Section 7.1), its representatives or employees which summarize any such information of the Disclosing Party (as defined in Section 7.1). Confidential Information also includes any information described above which either Party or any of its Affiliates has obtained from another Party that treats such information as proprietary or designates it as Confidential Information whether or not it is owned or developed by such Party or its Affiliates. Notwithstanding anything to the contrary contained herein, neither Party shall have any obligation with respect to any Confidential Information of the other Party which, as evidenced by tangible records kept in the ordinary course of business: (i) is or becomes generally known to companies engaged in the same or similar business as the Parties hereto on a non-confidential basis, through no wrongful act of the Receiving Party; (ii) is lawfully obtained by the Receiving Party from a third party who may lawfully disclose it and without any obligation by the Receiving Party to such third party to maintain the information proprietary or confidential; (iii) is known by the Receiving Party prior to disclosure hereunder without any obligation to keep it confidential and such information was not disclosed by the Disclosing Party under this Agreement; (iv) is independently developed by the Receiving Party without reference to or use of the other's Confidential Information; or (v) is the subject of a written agreement whereby the Disclosing Party consents to the disclosure of such Confidential Information.

       "CONSULTING SERVICES" has the meaning set forth in Section 3.1.

       "CONTENT" means the data feeds, copyright material, information services and other content that may be transmitted to Customers using the Licensed Technology.

       "CONTRACTOR OF LICENSEE" means a contractor, agent, employee or representative (i) controlling, operating or maintaining the System Requirements or other systems or processes of such Licensee used to provide Licensee Services to Customers or (ii) providing services to Licensee pursuant to Sections 3.1 or 3.5.

       "CUSTOMER" means an end-user customer of Licensee.

       "CUSTOMIZATION" means any software or other application created (i) by Licensor and/or its Affiliates at the request of a Licensed Affiliate pursuant to a Statement of Services or (ii) in accordance with the provisions of Section 3.5.

       "DERIVATIVE WORK" means a work which is based on the Licensed Technology, such as a revision, enhancement, modification, translation, abridgement, condensation, expansion, or any other form in which the underlying work may be recast, transformed, or adapted, and which, if prepared without authorization of the owner of the copyright in the underlying work, would constitute a copyright infringement. Derivative Works are subject to the ownership rights and licenses of others in the underlying work.

       "DESIGNATED SITES" means the sites from which Licensee operates the Licensed Technology (other than certain Client-Executable Components) in accordance with the terms of this Agreement and which are set out in the Licensed Affiliate Agreement, as may be changed from time to time in the sole discretion of Licensee upon 60 days written notice to the 724 Distribution Company which is party to such Licensed Affiliate Agreement.

       "EMBEDDED THIRD PARTY MATERIALS" has the meaning set forth in Section 2.6(b).

       "INCLUDING" and "INCLUDES" shall be deemed to be followed by the statement "without limitation" and neither of such terms shall be construed to limit any word or statement which it follows to the specific or similar items or matters immediately following it.

       "INTELLECTUAL PROPERTY RIGHTS" include: (A) any and all proprietary rights provided under (i) patent law, (ii) copyright law, (iii) design patent or industrial design law, (iv) semi-conductor chip or mask work law, or (v) any other statutory provision or common law principle, applicable to 724 Solutions, 724 SRL, the Licensor and, if applicable, the relevant 724 Distribution Company, which may provide a right in either (a) ideas, formulae, algorithms, concepts, inventions or know-how generally, including trade secret law, or (b) the expression or use of such ideas, formulae, algorithms, concepts, inventions or know-how; and (B) any and all applications, registrations, licenses, sub-licenses, franchises, agreements or any other evidence of a right in any of the foregoing.

       "LICENSED AFFILIATE" means Citibank (provided it has entered into the Licensed Affiliate Agreement) or each Affiliate of Citibank which has entered into the Licensed Affiliate Agreement provided that a Person whose principal business is the commercial development, marketing or licensing of commercial products that are competitive with the Licensed Technology shall be deemed to not be an Affiliate of Citibank for the purposes of this Agreement.

       "LICENSED AFFILIATE AGREEMENT" means an agreement in the form of the agreement attached hereto as Exhibit D whereby Citibank or any Affiliate of Citibank agrees to be bound by the terms and conditions of this Agreement.

       "LICENSE FEE MINIMUM" has the meaning set forth in Section 5.5.

       "LICENSED CHANNEL" means any 724 Channel through which the 724 Technology or information capable of being delivered by 724 Technology can be delivered, as is offered or made available to Licensee and/or its licensees generally.

       "LICENSED MODULES" means the 724 Modules delivering banking and brokerage information as specified in Exhibit B (and each Update or Upgrade thereto which Licensee wishes to use in accordance with the terms thereof) and such other 724 Modules agreed to by the parties in a particular Licensed Affiliate Agreement.

       "LICENSED TECHNOLOGY" means, as set forth in Exhibit B, that part of the 724 Technology delivered by Licensor and/or its Affiliates to Licensee from time to time. The Licensed Technology will include all Client Executable Components needed in connection with a

       724 Channel and/or the devices operated by Customers in order for the Licensed Technology to be used by Customers. For greater certainty, Licensed Technology expressly includes Embedded Third Party Materials and Customizations and excludes System Requirements, Content and Non-Embedded Third Party Materials.

       "LICENSEE" means each respective Licensed Affiliate.

       "LICENSEE SERVICES" means the services delivered by Licensee to its Customers as supported by the Licensed Technology.

       "MAINTENANCE SERVICES" has the meaning set forth in Section 4.1.

       "NON-EMBEDDED THIRD PARTY MATERIALS" has the meaning set forth in
       Section 2.6(c).

       "PARTY" means, in respect of a Licensed Affiliate Agreement, the relevant 724 Distribution Company or Licensee and "PARTIES" means both of them and, in the context of this Master Technology License Agreement, "PARTY" means Licensor or Citibank and "PARTIES" means both of them.

       "PERSON" shall be broadly interpreted and includes an individual, corporation, partnership, joint venture, trust, association, unincorporated organization, any Governmental Authority or any other entity recognized by law.

       "724 CHANNELS" means any one or more consumer devices or types of consumer devices capable of utilizing 724 Technology currently or at some point in the future (whether based on technology now or hereafter known) and which includes: game consoles, set-top boxes, a PC plug-in, wireless telephones, lap top computers, "information appliances" (whether stand alone or integrated with other devices), or smart handheld devices such as personal digital assistants. Currently available 724 Channels include digitally enabled wireless telephones using a phone.com browser, pc channel, html channel and PalmPilot connected organizers versions 3.02 OS and higher excluding Palm VII.

       "724 DISTRIBUTION COMPANY" means an Affiliate of 724 Solutions (including Licensor) which may be designated to enter into, and which has full corporate and contractual right, power and authority to enter into, a Licensed Affiliate Agreement with a Licensed Affiliate based on the jurisdiction in which the said Licensed Affiliate carries on business.

       "724 MODULES" means any software applications that (currently or in the future) are capable of utilizing 724 Technology with any 724 Channel to support the business segments of Banking, Brokerage, Financial Services, Insurance and E-commerce.

       "724 SERVICES" means the Consulting Services and/or the Maintenance Services performed by Licensor or its Affiliates.

       "724 TECHNOLOGY" means all as set forth in Exhibit B (i) the Software and related documentation, and (ii) Software Upgrades and Updates and related documentation. 724 Technology also includes any process or solution Licensor and/or its Affiliates implements to provide a Customization and any software developed, owned, licensed or otherwise generally made available by Licensor and/or its Affiliates to Licensees and/or its licensees generally from time to time and any Embedded Third Party Materials.

       "SOFTWARE" means the Licensed Modules, Client Executable Components, and such software as is necessary to utilize a Licensed Channel.

       "STATEMENT OF SERVICES" has the meaning set forth in Section 3.1.

       "SYSTEM REQUIREMENTS" has the meaning set forth in Section 2.6(a).

       "UPDATE" means any process or solution that Licensor and/or its Affiliates implements to correct defects in any Licensed Technology and which may include modifications to improve performance or a revised version or release of Licensed Technology which may incidentally improve its functionality, but expressly excludes Upgrades.

       "UPGRADE" means a new version or release of 724 Technology that improves the functionality of, or adds functional capabilities to, the Licensed Technology, and that Licensor and/or its Affiliates (i) makes available to its licensees generally, or (ii) otherwise makes available to Licensees. Upgrade also includes any new version or release of 724 Technology that is identified by a new version number.

1.2 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3 EXTENDED MEANINGS. Words in the singular include the plural and vice-versa and words in one gender include all genders.

1.4 ENTIRE AGREEMENT. In respect of each Licensed Affiliate, the Parties agree that the Agreement constitutes the complete and exclusive statement of the terms and conditions between Licensor (or its Affiliates) and the Licensed Affiliate pertaining to the performance thereof and cannot be altered, amended or modified except in writing executed by the Licensor (or its Affiliates) and the Licensed Affiliate. Each of the Parties acknowledge that it has not been induced to enter into this Agreement by any representations not specifically stated herein or in the Support Agreement entered into by 724 Solutions Inc. and Citicorp Strategic Technology Corporation on even date herewith.

1.5 INVALIDITY. If any of the provisions contained in this Agreement are found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not be in any way affected or impaired thereby.

1.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the United States applicable therein (excluding any conflict of laws rule or principles that might refer such construction to the laws of another jurisdiction) and shall be treated, in all respects, as a New York contract. The Parties agree that the courts of New York shall have exclusive jurisdiction over claims brought by either Party against the other Party, and, subject to

       Sections 9.9, 9.10 and 9.11, each Party agrees to bring any legal proceeding against the other Party only in the courts of New York. If either Party is permitted to select whether any matter brought before a court is to be decided by jury or by judge, the Parties agree that they will not select to have any such matter decided by jury and hereby waive any such right to a jury trial. Furthermore, the Parties expressly waive any objection that a matter is brought in an inconvenient forum when the venue for such matter is a court located in the borough of Manhattan, New York. The Parties expressly exclude the application of the United Nations Convention on Contracts for the International Sale of Goods.

       The provisions of this Section 1.6 shall remain in force and effect after the termination of this Agreement.

1.7 EXHIBITS AND SCHEDULES. The following exhibits and schedules shall form part of this Agreement:

       Exhibit A      -     License Fee Minimums

       Exhibit B      -     Specifications

       Exhibit C      -     Resource Commitments of 724

       Exhibit C-1    -     Consulting Services of Citibank

       Exhibit D      -     Form of Source Code Escrow Agreement

       Exhibit E      -     Software Maintenance and Support Services

       Exhibit F      -     Form of Licensed Affiliate Agreement

1.8 INTERPRETATION. In construing this Agreement or determining the rights of the Parties hereto, no Party shall be deemed to have drafted or created this Agreement.

1.9 STRUCTURE OF AGREEMENT. Licensor or any 724 Distribution Company agrees to offer to Affiliates of Citibank the opportunity to license the 724 Technology on the terms and conditions as set forth herein. Any license of 724 Technology to an Affiliate of Citibank shall be conditional upon
       (i) the Affiliate of Citibank not being a Person whose principal business is the commercial development, marketing or licensing of commercial products that are competitive with the Licensed Technology, (ii) Licensor's (or its Affiliates') and Licensee's (or its Affiliates') ability to procure necessary approvals in accordance with Section 2.7, and (iii) the execution by the relevant 724 Distribution Company and the Affiliate of Citibank of a Licensed Affiliate Agreement. In the event that an Affiliate of Citibank proposes to alter the terms and conditions set out in this Master Technology License Agreement, then the relevant 724 Distribution Company shall negotiate in good faith with respect thereto. Each Licensed Affiliate Agreement shall constitute a separate agreement between the relevant 724 Distribution Company and the relevant Licensed Affiliate upon execution of the Licensed Affiliate Agreement by such Licensed Affiliate and such 724 Distribution Company, the terms of which shall consist exclusively of the terms and conditions of this Master Technology License Agreement (as may be amended by the Parties to the Licensed Affiliate Agreement), and those set forth in the Licensed Affiliate Agreement. In the event there is any inconsistency between the terms of Articles I to IX of this Master Technology License Agreement and the Licensed Affiliate Agreement, the terms of the Licensed Affiliate Agreement shall prevail to the extent of any such inconsistency.

                                     ARTICLE II

                                  GRANT OF LICENSE

2.1 GRANT OF LICENSE. Subject to the terms and conditions hereof, Licensor grants to Licensee a non-exclusive, non-transferable license (other than as expressly provided herein), for the term set out for Licensee in the Licensed Affiliate Agreement (subject to Article VIII) to use the Licensed Technology at a Designated Site only for the purpose of providing and using any services supported by the Licensed Modules via the Licensed Channels to Customers. Licensee shall also be permitted to sublicense and distribute the Client Executable Components of the Licensed Technology to Customers of Licensee as may be required solely for the personal use by Customers in connection with any services supported by the Licensed Modules via the Licensed Channels and Non-Competitive Areas of third parties in support of such Customers' personal use. The license grant herein includes the right to make and use back-up copies of the Licensed Technology as reasonably required to operate the Licensed Technology and/or deliver information to Customers via Licensed Modules. For clarification, the delivery of any 724 Technology, present or future, to a Licensed Affiliate shall be deemed to be a conveyance of a license grant of the Intellectual Property Rights as specified herein. For clarity, it is understood that Citibank will not become a Licensee upon executing the Master Technology License Agreement and can become a Licensee only by executing a Licensed Affiliate Agreement.

2.2 CONTRACTORS OF LICENSEE. Licensor and its Affiliates shall at no additional cost to Licensee make or permit Licensee to make the Licensed Technology available to Non-Competitive Areas of Contractors of Licensee as required to give effect to this Agreement, provided that such Non-Competitive Areas agree in writing to not use (other than on behalf of Licensee) and not to disclose to Competitive Areas or to third parties any Confidential Information received directly or indirectly from Licensor, Licensee or any of their Affiliates.

2.3 CUSTOMER LICENSE AGREEMENTS. Licensee shall include substantially the following in a contract or license between Licensee and each Customer prior to the time such Customer commences to use the services supported by the Licensed Modules:

              "Customer agrees that it will use the service, and all related software provided to Customer by the Bank ("Software"), solely to access and use the banking and other services provided by the Bank. Customer agrees not to decompile or reverse engineer the Software. Customer agrees that the liability of any third party licensor or supplier to the Bank in the event of any disruption, interruption or other failure of the Service, or in any other way related to the Service, will be limited to Customer's direct damages not to exceed the service fees paid by Customer for the Service in the 12 months immediately prior to the event giving rise to the liability. In no event will any third party licensor or supplier to the Bank be liable for indirect, consequential or special damages, including lost profits, even if the third party licensor or supplier to the Bank is given notice of them. These limitations apply to all causes of action, including breach of contract and tort (including negligence). Customer agrees not to bring any claims against such licensors or suppliers other than claims arising out of the gross negligence, willful misconduct or criminal act of such third party licensor or supplier, Customer's sole remedy being recovery from the Bank, subject to the limitations set forth elsewhere herein."

2.4 RESTRICTIONS ON USE. Licensee shall: (a) not transfer, lease, export or grant a sublicense of the Licensed Technology or the license contained herein to any Person except as and when authorized to do so herein; (b) not use the Licensed Technology except as authorized herein; (c) not disassemble, decompile or otherwise reverse engineer the Licensed Technology or create Derivative Works based upon the Licensed Technology or the accompanying documentation except as may be permitted pursuant to
       Article III or the Source Code Escrow Agreement between the Parties to be executed simultaneously with this Agreement in the form attached hereto as Exhibit D; (d) not use the Licensed Technology to act as a service bureau, in whole or in part, for any other Person except in respect of another Licensee; and (e) not permit Competitive Areas or, except as provided in Section 2.2, a Person whose principal business is the commercial development, marketing or licensing of commercial products that are competitive with the Licensed Technology, to have access to the Licensed Technology.

2.5 OWNERSHIP OF LICENSED TECHNOLOGY. As between Licensor and its Affiliates and Licensee, Licensee acknowledges and agrees that, except as specifically provided for in Article III, the Licensed Technology and all Intellectual Property Rights therein are and shall at all times remain the exclusive property of Licensor and its Affiliates (including, without limitation, 724 SRL) and that no rights, title or ownership interest of any kind whatsoever in the Intellectual Property Rights therein, or any portion of same, except as provided in this Agreement, shall pass to Licensee. Licensor acknowledges and agrees that Licensee shall have all right, title and interest in and to any software or technology and the Intellectual Property Rights therein that Licensee, its agents or contractors develop without the involvement of Licensor to work with the Licensed Technology provided that such software or technology does not
       (i) constitute a Derivative Work, in which case Licensor or its Affiliates shall have all right, title and interest in and to it, subject to the provisions of Section 3.4 and Licensee shall have a non-exclusive license and right to use such software or technology on the same terms and conditions as the Licensed Technology or (ii) infringe the Intellectual Property Rights of Licensor, 724 Solutions, 724 SRL or any third party owner of third party materials.

The provisions of this Section 2.5 shall remain in force and effect after the termination of this Agreement.

2.6 THIRD PARTY MATERIALS. Licensee acknowledges that certain third party materials may be required in order to develop, compile, use or operate the Licensed Technology, and agrees as follows:

       (a) SYSTEM REQUIREMENTS. Licensee acknowledges and agrees that there are a number of essential system components ("System Requirements") that are external to the Licensed Technology but required in order to use or operate the Licensed Technology, including network servers, database components and operating systems. Licensor will specify all System Requirements to Licensee in the Licensed Affiliate Agreement. Licensee agrees that the System Requirements may be amended by Licensor from time to time in connection with Upgrades only (provided that Licensee, should it not wish to use such Upgrades requiring amended System Requirements, will remain able to use the Licensed Technology other than such Upgrade as permitted herein), subject to the terms of Exhibit E. Licensor warrants that System Requirements will consist entirely of components that are generally available, non-customized and able to be acquired from Licensed Affiliate-approved vendors. In the event that components are not so available, Licensee shall provide Licensor with written notice and Licensor shall be permitted to specify equivalent alternative System Requirements that are so available. Subject to the foregoing, Licensee shall be solely responsible for obtaining or licensing or otherwise acquiring the System Requirements, and shall be responsible for all upgrades, updates, maintenance and support in respect thereof.

       (b) EMBEDDED THIRD PARTY MATERIALS. Licensee acknowledges and agrees that Licensor and/or its Affiliates may, at their sole discretion, include in the Licensed Technology certain materials which are not owned by Licensor or any of its Affiliates but which are obtained or licensed by Licensor and/or its Affiliates from a third party, embedded in the Licensed Technology, and delivered to Licensee hereunder together with the Licensed Technology and specified for use with the Licensed Technology (the "Embedded Third Party Materials"). Licensor shall provide the Embedded Third Party Materials to Licensee at no additional cost and shall obtain for Licensee the right to use such Embedded Third Party Materials at no additional cost under the same terms and conditions as apply to the Licensed Technology including representations and warranties of the vendor to Licensor and/or its Affiliates.

       (c) NON-EMBEDDED THIRD PARTY MATERIALS. Licensee acknowledges and agrees that Licensor and/or its Affiliates may, from time to time, materially improve the functionality of the Licensed Technology with or develop new Licensed Technology which may include certain materials which are not owned by Licensor or its Affiliates but which are designed to function with the Licensed Technology and specified for use with the Licensed Technology ("Non-

              Embedded Third Party Materials"). For greater certainty, Non-Embedded Third Party Materials shall not include materials
              (i) included in Updates, or (ii) required to deliver information using 724 Channels made generally available to licensees. In the event that Licensee elects to utilize the Non-Embedded Third Party Materials in conjunction with the Licensed Technology, Licensee shall cooperate with Licensor to obtain the necessary licenses or rights to use Non-Embedded Third Party Materials together with maintenance and support in connection with such materials on commercially reasonable terms. Licensor and its Affiliates shall not be required to provide the Non-Embedded Third Party Materials at no additional cost and shall not be responsible for ensuring that Licensee obtain the rights to use such Non-Embedded Third Party Materials.

2.7 COMPLIANCE WITH EXPORT LAWS. Licensee understands that the Licensed Technology may include cryptographic technology and other technology that is subject to restrictions imposed by export controls and other laws and regulations, and that the export of Licensed Technology may be highly regulated. Licensee and Licensor shall cooperate to comply with all applicable export control and other relevant laws and regulations of any applicable jurisdiction that apply to the Licensed Technology, including any third party materials, that are used with the Licensed Technology. Notwithstanding the foregoing, Licensee shall be responsible at its expense for obtaining all export approvals for the delivery of the Licensed Technology from Canada to the Designated Site of Licensee, including U.S. export approval for U.S. origin components or third party materials as are Licensee's responsibility under applicable law.
       Licensor shall be responsible at its expense for obtaining all export approvals for the delivery of the Licensed Technology from Canada to the Designated Site of Licensee, including U.S. export approval for U.S. origin components or third party materials as are Licensor's responsibility under applicable law.

2.8 DELIVERY. Licensor shall deliver to Licensee the Licensed Technology in object code form executable on the System Requirements by the date set out in the Licensed Affiliate Agreement. Licensee shall have the right to require delivery by means of electronic transmission subject to the following provisions:

       (a) Licensee shall provide and designate to Licensor a secure FTP site for the transmission; and

       (b) Licensee shall assume full responsibility for any interception, breach of confidentiality, theft or other unauthorized disclosure or use of Confidential Information of Licensor and/or its Affiliates arising or resulting from such electronic transmission, provided that Licensor substantially complies with the reasonable information security specifications for the transmission that Licensee proposes. [****]

2.9 AUDIT. Licensee shall keep accurate records of the number of Customers using the Licensed Technology. Upon ten Business Days notice, Licensor shall be entitled to have its representatives attend at the offices of Licensee to review and audit these records to

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       ensure compliance by Licensee with the terms of this Agreement. If any such review demonstrates a material breach of this Agreement, the cost of such review shall be borne by Licensee, with Licensor personnel being charged at the Consulting Services rates in the Licensed Affiliate Agreement. Notwithstanding the above, Licensor shall not be entitled to conduct more than three (3) reviews in any twelve (12) month period, unless at least one such review in such twelve (12) month period demonstrates a material breach of this Agreement.

       The provisions of this Section 2.9 shall remain in force and effect after the termination of this Agreement.

                                    ARTICLE III

                                CONSULTING SERVICES

3.1 CONSULTING SERVICES. Upon the mutual agreement of the Parties, Licensor (or the 724 Distribution Company as the case may be) or its subcontractors and agents will perform certain services for Licensee, such as consulting, development, testing, implementation, integration, installation, Content organization and administration, software customization, training and education (collectively, the "Consulting Services"), as specified in work plans or an agreement ("Statement of Services") signed by the Parties from time to time. Each Statement of Services shall incorporate the terms of this Agreement by reference as is appropriate in the circumstances.

3.2 PRINCIPAL CONTACT. Licensee shall designate one of its employees with sufficient authority to approve expenditures for Consulting Services, who shall act as Licensee's principal contact with Licensor (or the 724 Distribution Company, as the case may be) for all Consulting Services to be provided to Licensee hereunder. All contact with Licensor and all requests for Consulting Services at any of Licensee's locations shall be through such designated contact. Licensee may change any designated employee at any time by notifying Licensor of such change in writing. Upon a request for Consulting Services by Licensee, Licensor (or the 724 Distribution Company, as the case may be) shall promptly notify Citibank of the particulars of such request for informational purposes only.

3.3 FEES. The Statement of Services shall set out the fees to be paid by Licensee for the Consulting Services to be provided under such Statement of Services. The Statement of Services will also list resources to be provided by Licensee in order to permit Licensor (or the 724 Distribution Company, as the case may be) to perform the Consulting Services.
       Licensee acknowledges that failure to provide these resources will adversely impact Licensor's (or the 724 Distribution Company's, as the case may be) ability to provide the Consulting Services.

3.4    INTELLECTUAL PROPERTY RIGHTS.

       (a) Unless otherwise expressly provided in the Statement of Services, 724 SRL shall own all Intellectual Property Rights in the software and other materials directly resulting from the Consulting Services (including
              Customizations). In order to give effect to the above, Licensee hereby irrevocably sells, assigns, grants and transfers to 724 SRL all of Licensee's worldwide right, title and interest in such Customization and all related Intellectual Property Rights provided, however, that to the extent
              Confidential Information of Licensee is incorporated in or used in connection with such resulting software and other materials, ownership of and all rights in such Licensee Confidential Information shall remain with Licensee. Licensee shall further execute any document and do all such acts that Licensor may reasonably require to effectively carry out the intent of this
              Section 3.4(a).

       (b) If a Statement of Services expressly provides that Licensee shall own all Intellectual Property Rights resulting from the Consulting Services (including Customizations), then in order to give effect to this Section 3.4(b), Licensor hereby irrevocably sells, assigns, grants and transfers to Licensee all of Licensor's worldwide right, title and interest in such Customization, software and other materials directly resulting from Consulting Services and all related Intellectual Property Rights. Notwithstanding the above, if the use of such Customization is necessary to deliver a 724 Channel (i.e., the Customization is an Embedded Third Party Material), the Licensee shall grant to the Licensor and/or its Affiliates an irrevocable, unrestricted, nonexclusive, worldwide, royalty free, paid-up license under such Intellectual Property Rights. For greater certainty, the preceding license shall include the unrestricted rights to make, have made, use, sell, lease or otherwise transfer any apparatus, and to practice any method, covered by the Intellectual Property Rights. The preceding license shall also include the right to reproduce and to prepare derivative works from the works covered by the Intellectual Property Rights. Such license also includes the right to grant sub-licenses to any of the Affiliates of the Licensor. However, nothing in this Section 3.4(b) shall be construed to grant any license or right in any Licensee Confidential Information.

              Whether 724 SRL or Licensee owns the Intellectual Property Rights in the software and other materials directly resulting from the Consulting Services (including Customizations), Licensee shall be entitled to have a period of six (6) months of exclusive commercial use before Licensor and/or its Affiliates may offer such software and other materials, including derivative works or work products for use by any third party, and Licensor hereby agrees to such exclusivity. During such six (6) months period, Licensor shall not disclose or make available for review such software and other materials, including derivative works or work products to any third party. The six (6) months exclusivity period shall begin on the date such software and other materials are made available to Licensee for use.

       The provisions of this Section 3.4 shall remain in force and effect after the termination of this Agreement.

3.5    ACCESS TO SOURCE CODE.

       (a) NO OTHER ACCESS. Except as provided in clause (b) hereof and in the Source Code Escrow Agreement to be entered into in the form attached as Exhibit D contemporaneously with the first Licensed Affiliate Agreement, Licensee shall not be entitled to access the source code for the Software.

       (b) LIMITED ACCESS TO SOURCE CODE. If each and every one of the following conditions (the "Access Conditions") is satisfied, Licensee will be entitled to access and use limited portions of the source code of the Licensed Technology (the "Source Code") in accordance with clause (c) hereof. The Access Conditions are:

              (i) Licensee is not in arrears on any non-disputed payment due hereunder; and

              (ii) Licensee has requested in writing a specific customization (the "Customization") to the Licensed Technology that does not involve a modification to the core architecture of the Licensed Technology, or if it does involve a modification to the core architecture of the Software, the Customization involves a 724 Channel that is not a Licensed Channel; and

              (iii) neither Licensor (or its Affiliates) nor an implementation/consulting partner of Licensor or its Affiliates reasonably acceptable to Licensee has the personnel, resources or willingness to complete the Customization under reasonable commercial terms within six months of the commencement of the project, provided, however, Citibank shall cooperate with Licensor (or its Affiliates) in retaining an implementation/consulting partner of Licensor or its Affiliates on reasonable commercial terms; and

              (iv) there exists at the time of the Licensee request no Licensor provided tool kit or utility, or commercially available at reasonable cost tool kit or utility that would permit Licensee's technical staff to implement the Customization without access to the Source Code.

       (c) TERMS OF SOURCE CODE ACCESS. If the Access Conditions are met, Licensee may request, and Licensor shall deliver or cause to be delivered to Licensee at a single premises of Citibank in the United States or Canada (the "Licensed Premises") that portion of the Source Code (the "Licensed Source Code") reasonably required to develop the Customization. The following terms shall apply to the Licensed Source Code:

              (i) Licensee and/or a Contractor of Licensee will have a limited use, temporary, non-exclusive and non-transferable license to use the Licensed Source Code solely to develop the Customization at the Licensed Premises and implement the object code version of the Customization at the Designated Site and, to the extent the Customization includes Client Executable Components, on Customers' devices or at Non-Competitive Areas as required pursuant to Section 2.1. Licensee will make no other use of the Licensed Source Code;

              (ii) Licensee and/or a Contractor of Licensee will use the Licensed Source Code only at the Licensed Premises and will not remove the Licensed Source Code from the Licensed Premises;

              (iii) Licensee and/or a Contractor of Licensee will keep the Licensed Source Code under tight security, both physical and computer based, while at the Licensed Premises. Physical security includes keeping hard copy of the Licensed Source Code in a locked filing cabinet, in a locked room, when not being used. Computer Security includes using the Licensed Source Code only on a stand alone computer not connected to any Licensee network or the Internet at the time of such use;

              (iv) only employees of Licensee and/or a Contractor of Licensee will have access to the Licensed Source Code, and each such employee, before being given access, must sign a non-disclosure and proprietary rights ownership agreement with Licensee and Licensor and/or its Affiliates in a form reasonably acceptable to Licensor and/or its Affiliates;

              (v) Licensee agrees to be responsible for, and hereby agrees to indemnify Licensor and/or its Affiliates, subject to the provisions of Article VI, from any loss, cost, damage or expense incurred by Licensor and/or its Affiliates as a result of any unauthorized third party (including a Contractor of Licensee) obtaining access to the Licensed Source Code through the acts or omissions of Licensee. Licensee will notify Licensor immediately if it is aware of any unauthorized access to or use of the Licensed Source Code;

              (vi) as soon as Licensee has completed the development and implementation of the Customization, Licensee will promptly return to Licensor the Licensed Source Code and all copies thereof; and

              (vii) prior to delivery of the Licensed Source Code, Citibank provides Licensor and/or its Affiliates with an unconditional and irrevocable guarantee or its reasonable equivalent of the obligations of Licensee under this
                      Section 3.5(c).

       The material breach by Licensor and/or its Affiliates of this Section 3.5(c) shall be a Release Condition as defined in the Source Code Escrow Agreement.

       (d) NO SUPPORT. Unless otherwise agreed to in writing by the Parties, Licensor or its Affiliates shall have no responsibility to provide Licensee with maintenance, support or other services in respect of any Customization developed by Licensee pursuant to this Section
              3.5 that is not also an Embedded Third Party Material. Licensor or its Affiliates shall also not be responsible for errors or problems in the Licensed Technology caused by such Customization, and to the extent Licensor or its Affiliates spends time diagnosing or attempting to correct such errors, Licensor or its Affiliates shall be entitled to charge extra for such services at its then prevailing hourly rates. If Licensor or its Affiliates do not agree to maintain and support a Customization developed by Licensee pursuant to this
              Section 3.5, Licensee may itself or through a Contractor of Licensee maintain and support such Customization and will have the limited access to the Source Code provided in this Section
              3.5 solely to provide such maintenance and support, provided Licensee agrees to use reasonable efforts to limit the number of Contractors of Licensee under this Section 3.5(d).

       (e) OTHER PROVISIONS. The Parties agree that the provisions in Sections 2.8, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8 and 7.1 shall apply to the Licensed Source Code.

                                     ARTICLE IV

                                MAINTENANCE SERVICES

4.1    PROVISION OF MAINTENANCE SERVICES.  Subject to the exclusions set out in
       Section 4.2 and 4.3 and the payment by Licensee to the designated 724 Distribution Company of the relevant Maintenance Fees and other charges provided for herein, Licensor and/or its Affiliates or their contractors, agents, employees and representatives that have been approved by Licensee (such approval not to be unreasonably withheld) shall provide to Licensee the Maintenance Services described in Exhibit E in respect of the 724 Technology during the term of the license granted hereunder. Licensee shall obtain Maintenance Services from Licensor or its Affiliates for as long as Licensee uses the Licensed Technology.

4.2    EXCLUSIONS.  Licensor shall not be required to provide Maintenance
       Services:

       (a)    to any Person other than Licensee; and

       (b) in respect of any software or technology that is not the Licensed Technology.

4.3 THIRD PARTY MATERIALS. Licensor (and its Affiliates) shall not be responsible for providing Maintenance Services in respect of System Requirements and Non-Embedded Third Party Materials. However, Licensor shall use reasonable commercial efforts to make any warranty or maintenance services of the licensor of any Non-Embedded Third Party Materials available to the Licensed Affiliates on reasonable commercial terms.

                                     ARTICLE V

                                FEES & PAYMENT TERMS

5.1 FEES AND CHARGES. Licensee agrees to pay to the designated 724 Distribution Company the fees set out in the Licensed Affiliate Agreement.

5.2 TRAVEL EXPENSES AND OTHER CHARGES. If Licensee requests that staff of Licensor or its Affiliates travel outside of Metro Toronto (or, with respect to a 724 Distribution Company, outside a 50 mile radius from such 724 Distribution Company) for the purpose of providing services to Licensee, Licensee shall reimburse Licensor (or provide payment as Licensor may direct) for reasonable travel expenses, approved in advance in writing, on a cost basis, including transportation, living and communications costs, which fees and costs shall be paid by Licensee within thirty (30) days of receipt of an invoice from Licensor for such amounts. Licensee shall be solely responsible for any fees or charges associated with the Content delivered by means of the Licensed Technology.

5.3 LATE FEES. Licensee shall pay all undisputed invoices within 60 days of the date of the invoice. Where Licensee fails to pay any amount when due, Licensor (or the designated 724 Distribution Company as the case may be) shall have the right, in addition to any other remedies, to charge, and Licensee shall pay, interest on such overdue amounts at the rate of [****] per month, compounded monthly ([****] per annum).

5.4    TAXES.

       (a) In addition to all charges hereunder, Licensee shall pay to Licensor (or the designated 724 Distribution Company) all taxes, duties, and other such governmental assessments or charges which may be assessed, levied or imposed in connection with this license of the Licensed Technology, the use of the Services and any other charges or services hereunder, except taxes based on 724's income and capital. If Licensee pays any taxes hereunder for which 724 subsequently receives a refund, 724 shall pay such refund to Licensee.

       (b) Without limiting the generality of the foregoing, all payments by Licensee under this Agreement shall be made free and clear of, and without deduction for, any and all present or future taxes or withholdings imposed on or with respect to such payments, and all interest, penalties and other liabilities with respect thereto (all such taxes or withholdings being hereinafter referred to as "Amounts"). If Licensee is required by law to deduct any such Amount from payments or in respect of any sum payable hereunder, and remit such Amount to a relevant taxing authority:

              (i) the sum payable by Licensee to Licensor (or the designated 724 Distribution Company) shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.4(b)(i)), Licensor (or the designated 724 Distribution Company) receives an amount equal to the sum it would have received had no deduction been made;

              (ii)    Licensee shall make such deductions;

              (iii) Licensee shall pay and remit the full amount deducted to the relevant taxation authority in accordance with applicable law; and

              (iv) within 30 days after the date of payment or remittance of Amounts to the relevant taxation authority referred to in
                      Section 5.4(b)(iii), Licensee will furnish to Licensor (or the designated 724 Distribution Company) the


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                      original or a certified copy of any receipt furnished by the relevant taxing authority evidencing payment thereof.

5.5 CITIBANK LICENSE FEE MINIMUMS. Citibank or an Affiliate shall pay to Licensor certain minimum amounts ("License Fee Minimums") in respect of License Fees to be earned (and not necessarily collected) pursuant to Licensed Affiliate Agreements entered into by the designated 724 Distribution Company and Licensed Affiliates. The License Fee Minimums shall be paid to Licensor in accordance with the terms of Exhibit A attached hereto. Licensor and its Affiliates covenant and agree that they shall: (i) exert commercially reasonable efforts to enter into Licensed Affiliate Agreements; (ii) act in a commercially reasonable manner in the negotiation and execution of all Licensed Affiliate Agreements, provided that all license fees in respect thereof shall be determined by the Parties to the Licensed Affiliate Agreement each in their absolute discretion; and (iii) provide the resource requirements set forth in Exhibit C.

5.6 CITIBANK CONSULTING SERVICES. Licensor shall pay to Citibank and Citibank shall provide to Licensor and its Affiliates the resources and services set out in Exhibit C-1 attached hereto in accordance with the terms and conditions set out therein.

                                     ARTICLE VI

                           REPRESENTATIONS AND WARRANTIES

6.1 REPRESENTATIONS AND WARRANTIES OF LICENSOR. Licensor represents and warrants to Licensee as set out in the following Subsections of this
       Section 6.1 and acknowledges that Licensee is relying upon such representations and warranties.

       (a)    CORPORATE MATTERS.

              (i) Licensor is a corporation duly amalgamated, organized, validly existing and in good standing under the laws of the State of Delaware. No proceedings have been taken or authorized by Licensor or by any other Person with respect to the bankruptcy, insolvency, liquidation, dissolution or winding-up of Licensor or with respect to any merger, consolidation, arrangement or reorganization relating to Licensor.

              (ii) Licensor and/or its Affiliates have all necessary right and authority to execute and deliver, and to observe and perform its covenants and obligations under, this Agreement. Licensor has taken all corporate action necessary to authorize the execution and delivery of, and the observance and performance of its covenants and obligations under this Agreement.

              (iii) This Agreement has been duly executed and delivered by Licensor and constitutes a valid and legally binding obligation of Licensor enforceable against Licensor in accordance with its terms.

              (iv) Licensor has all necessary corporate power and authority to own or lease its assets and to carry on its business as now and heretofore carried on. Licensor has conducted and is conducting its business in compliance with applicable law in all material respects. Licensor possesses all governmental licenses material to the conduct of its business and the ownership of its assets, such governmental licenses are in full force and effect, are not in default, and there are no proceedings in progress or pending or, to its knowledge, threatened, which may result in revocation, cancellation, suspension or any adverse modification of any of such licenses.

              (v) None of the execution and delivery of, or the observance and performance by Licensor of any covenant or obligation under this Agreement contravenes or results in, or will contravene or result in, a violation of or a default under (with or without the giving of notice or lapse of time, or both) or in the acceleration of any obligation under any applicable law, under the articles, by-laws, directors' or shareholders' resolutions of Licensor or under any agreement, lease, note, bond, indenture, deed of trust, mortgage, security document, obligation or instrument to which Licensor is a party or by which it is bound.

       (b) OWNERSHIP. Licensor and/or its Affiliates either own or license the Intellectual Property Rights in the 724 Technology and has the right to grant the licenses in Section 2.1 hereof.

       (c)    INFRINGEMENT.  To the knowledge of Licensor there is no:

              (i) claim of adverse ownership or invalidity or other opposition to or conflict with ownership of the patents, copyright, trade marks or trade secrets forming part of the 724 Technology by Licensor and/or its Affiliates or the manner it is used in respect of the business of Licensor and/or its Affiliates, nor are there any such claims with respect to any other Intellectual Property Right forming part of the 724 Technology; or

              (ii) pending or threatened suit, proceeding, claim, demand, action or investigation of any nature or kind against Licensor and/or its Affiliates relating to the 724 Technology or the manner it is used in respect of its business; or

              (iii) claim or circumstance of which Licensor and/or its Affiliates has received notice (formal or informal) or is otherwise aware that:

                      (1) any products, software or services manufactured, produced, used, marketed, licensed or sold by Licensor or its Affiliates; or

                      (2) any process, method, packaging, advertising, or material that Licensor or its Affiliates employs in the manufacture, production, use, marketing, licensing or sale of any such product, software or service; or

                      (3)   the use of any of the 724 Technology,

                      breaches, violates, infringes or interferes with any rights of any Person or requires payment for the use of any patent, copyright, trade mark or trade secret, know-how or technology of another Person or any other Intellectual Property Right of any Person.

       (d) NO CONFLICTING AGREEMENTS. Licensor or its Affiliates is not under and will not assume any contractual or legally enforceable obligation that conflicts with its obligations or the rights granted in this Agreement.

       (e) VIRUS WARRANTY. Licensor warrants that it will use all commercially reasonable efforts to ensure that all 724 Technology or any material component thereof delivered to Licensee is, at the time of shipment to Licensee, free of any known computer software viruses.

       (f) DISABLING DEVICES. The 724 Technology does not contain any back door, time bomb, worm, Trojan horse, software lock, drop-dead device or other software routine designed to disable the 724 Technology or any material component thereof or damage, alter, erase, harm or impair access to Licensee's data, systems or software.

       (g) SOFTWARE WARRANTY. Provided that all System Requirements are adhered to by Licensee, Licensor warrants that for a period of [****] after the delivery of the Licensed Technology to Licensee (the "Warranty Period"), the Software and software components of the Licensed Technology, will work in accordance with the Specifications set out in Exhibit B in all material respects. Licensee's sole remedy, and Licensor's sole liability, for a breach of this warranty not constituting a breach of any other warranty or provision of this Agreement, is to have Licensor at Licensor's expense promptly correct any non-conformities in such software reported during the Warranty Period by Licensee to Licensor in accordance with the response times set out in Exhibit E.

       (h) THIRD PARTY MATERIALS. Licensor and/or its Affiliates has all rights necessary to include the Embedded Third Party Materials in the Licensed Technology delivered to Licensee hereunder and to permit use of such Embedded Third Party Materials by Licensee as provided herein. Licensor and/or its Affiliates has all rights necessary to use Non-Embedded Third Party Materials in connection with the Licensed Technology delivered to Licensee hereunder.

6.2 REPRESENTATIONS AND WARRANTIES OF CITIBANK. Citibank represents and warrants to Licensor as set out in the following Subsections of this
       Section 6.2 and acknowledges that Licensor is relying upon such representations and warranties.


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       (a) Citibank is a corporation duly amalgamated, organized, validly existing and in good standing under the laws of Delaware. No proceedings have been taken or authorized by Citibank or by any other Person with respect to the bankruptcy, insolvency, liquidation, dissolution or winding-up of Citibank or with respect to any merger, consolidation, arrangement or reorganization relating to Citibank.

       (b) Citibank and/or its Affiliates have all necessary right and authority to execute and deliver, and to observe and perform its covenants and obligations under, this Agreement. Citibank has taken all corporate action necessary to authorize the execution and delivery of, and the observance and performance of its covenants and obligations under this Agreement.

       (c) This Agreement has been duly executed and delivered by Citibank and constitutes a valid and legally binding obligation of Citibank enforceable against Citibank in accordance with its terms.

       (d) Citibank has all necessary corporate power and authority to own or lease its assets and to carry on its business as now and heretofore carried on. Citibank has conducted and is conducting its business in compliance with applicable law in all material respects. Citibank possesses all governmental licenses material to the conduct of its business and the ownership of its assets, such governmental licenses are in full force and effect, are not in default, and there are no proceedings in progress or pending or, to its knowledge, threatened, which may result in revocation, cancellation, suspension or any adverse modification of any of such licenses.

       (e) None of the execution and delivery of, or the observance and performance by Citibank of any covenant or obligation under this Agreement contravenes or results in, or will contravene or result in, a violation of or a default under (with or without the giving of notice or lapse of time, or both) or in the acceleration of any obligation under any applicable law, under the articles, by-laws, directors' or shareholders' resolutions of Citibank or under any agreement, lease, note, bond, indenture, deed of trust, mortgage, security document, obligation or instrument to which Citibank is a party or by which it is bound.

6.3 EXCLUSION OF OTHER WARRANTIES. Except as otherwise expressly stated herein, there are no express or implied warranties or conditions in relation to any Licensed Technology, documentation, services or products that are the subject matter of this Agreement, including any implied warranties or conditions of merchantable quality or fitness for a particular purpose and those otherwise arising by statute or otherwise in law, or from a course of dealing or usage of trade.

6.4 LIMITATION OF LIABILITY. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, IN NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOSS OF PROFITS, LOSS OF BUSINESS REVENUE, FAILURE TO REALIZE EXPECTED SAVINGS, OTHER COMMERCIAL OR ECONOMIC LOSS OF ANY KIND WHATSOEVER, NOR SHALL EITHER PARTY BE LIABLE TO THE OTHER

       FOR ANY INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT INCLUDING IN CONNECTION WITH USE (OR INABILITY TO USE) OR PERFORMANCE OF THE LICENSED TECHNOLOGY, DOCUMENTATION, SERVICES OR PRODUCTS THAT ARE THE SUBJECT MATTER OF THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SAME AND REGARDLESS OF THE CAUSE OF ACTION (INCLUDING BREACH OF CONTRACT, INCLUDING MATERIAL BREACH, AND NEGLIGENCE).

       LICENSOR SHALL NOT BE LIABLE FOR ANY CLAIMS AGAINST LICENSEE BY ANY THIRD PARTIES, INCLUDING CUSTOMERS EXCEPT WHERE SUCH CLAIM ARISES OUT OF OR IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR CRIMINAL ACT OF LICENSOR AND/OR ITS AFFILIATES, SUBJECT TO THESE DAMAGES LIMITATIONS.

       LICENSOR DOES NOT WARRANT THAT THE BUSINESS RESULTS OBTAINED FROM THE USE OF THE LICENSED TECHNOLOGY WILL BE APPROPRIATE OR ADEQUATE FOR LICENSEE. LICENSOR SHALL NOT HAVE ANY LIABILITY WITH RESPECT TO SYSTEM REQUIREMENTS AND NON-EMBEDDED THIRD PARTY MATERIALS OTHER THAN AS SPECIFIED IN SUBSECTIONS 6.1(H), WHETHER OR NOT SUCH MATERIALS ARE INCLUDED IN THE LICENSED TECHNOLOGY.

       THE LIMITATIONS OF LIABILITY SET OUT IN THIS SECTION 6.4, SHALL APPLY TO ALL AFFILIATES OF LICENSOR THAT PROVIDE SOFTWARE OR SERVICES PURSUANT TO THIS AGREEMENT.

6.5 LIMITATION OF DIRECT DAMAGES. Except for Sections 6.6, 6.7 and 6.8, respectively, the liability of Licensor (and its Affiliates) and Licensee hereunder will be limited to direct damages.

       Licensor's and its Affiliates' liability for direct damages, if any, whether based on negligence, breach of contract (whether or not a material breach), warranty or other legal theory, will not exceed an amount equal to:

       (a) if the liability arises from the Consulting Services performed by Licensor or an Affiliate under a Statement of Services, [****]; and

       (b) for any other liability, [****] immediately prior to the event giving rise to the liability;

       (c) provided however, Licensee shall not be entitled to claim damages under more than one of Sections 6.5(a) and 6.5(b) hereof for any given event of liability.

       Licensee's liability for direct damages, if any, whether based on negligence, breach of contract (including material breach), warranty or other legal theory will not exceed an


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       amount equal to [****] immediately prior to the event giving rise to liability.

6.6 EXCLUSIONS FROM LIMITATIONS. The Parties agree that the limitations in Sections 6.4 and 6.5 shall not apply to the following:

       (a)    (a)     any claim by Licensor against Licensee for payment of
              license fees, maintenance fees and consulting fees, so long as such claims are limited to the amount of the Consulting Fees pursuant to Section 3.3, Maintenance Fees pursuant to Section 4.1 and fees pursuant to Article V other than Section 5.5 due Licensor and/or its Affiliates from any Licensee;

       (b) any claim by Licensor against Citibank for payment of any fees payable to Licensor so long as such claims are limited to the amount of the fees calculated pursuant to Section 5.5 due Licensor and/or its Affiliates from Citibank;

       (c) any claim by Licensor against Licensee for a breach of Sections 2.1, 2.3 and/or 2.4 so long as Licensor's financial claim is limited to the amount Licensor would have otherwise charged the unauthorized third party on whose behalf the Licensed Technology is used or copied based on Licensor's then prevailing rates for customers of comparable size and circumstances; and

       (d) any claim under Sections [****], provided that each Party's total liability for damages, if any, arising out of a breach of Sections [****] (individually) shall not exceed [****].

6.7 INDEMNITY BY LICENSOR. Notwithstanding the limitations in Sections 6.4 and 6.5, other than for claims arising out of the gross negligence, willful misconduct or criminal act of Licensee, or its agents or employees, Licensor and/or 724 Solutions will hold harmless, defend and indemnify Licensee and each of its employees, officers, directors and agents from and against any claims, lawsuits, or demands of third parties that the Licensed Technology infringes any patent, copyright, trade secret or trade-mark right of any Person or any breach by Licensor, its Affiliates, agents or employees, of Section 3.4 hereof, and Licensor and/or 724 Solutions will pay resulting costs, damages and reasonable legal fees finally awarded by a court (or related settlement costs), provided that:

       (a)    Licensee promptly notifies Licensor in writing of the claim;

       (b) Licensee co-operates at Licensor and/or 724 Solutions' expense with Licensor in the defense of such claim;

       (c) Licensor (or one or more of its Affiliates) has sole control of the defense and all related settlement negotiations provided that Licensor and/or its Affiliates conducts the defense or settlement negotiations diligently and that any such settlement has no material adverse effect on Licensee. Notwithstanding the


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

              above, Licensee shall have the right to its own counsel and the ability to participate in the defense;

       (d) Licensee has no authority to settle any claim on behalf of Licensor and/or its Affiliates; and

       (e) in the event of a patent infringement claim, the Licensed Technology is a material part of the claim.

       If Licensor does not inform Licensee within ten (10) business days after receipt of notice of any such claim of its decision to defend and of the identity of counsel retained for the defense, Licensee may retain counsel and conduct the defense of the claim as it may in its discretion deem proper, at Licensor's or 724 Solution's cost and expense. In effecting the settlement of the claim, Licensee shall act in good faith, shall consult with Licensor and shall enter into only such settlement as Licensor approves (which approval shall not be unreasonably withheld and which shall be implied if Licensor does not respond within ten (10) calendar days after Licensee notifies Licensor of the proposed settlement).

       If such claim has occurred, or in Licensor's opinion is likely to occur, Licensee agrees to permit Licensor at Licensor's option and expense, either to procure for Licensee the right to continue using the Licensed Technology or to replace or modify the same so that it becomes non-infringing without loss of functionality and providing the Licensed Technology as replaced or modified remains in compliance with Exhibit B. If neither of the foregoing alternatives is available to Licensor on reasonable commercial terms, Licensor may terminate this Agreement and Licensee's use of the Licensed Technology, provided Licensor refunds to Licensee an amount equal to (i) the license fees paid by Licensee to Licensor hereunder less (ii) an amount equal to 4% of such fees for each month between the date Licensor delivered the Licensed Technology and the termination date.

       Licensor shall have no obligation to defend Licensee or to pay costs, damages or legal fees for any claim based upon:

              (i) versions of the Licensed Technology that have been altered or modified solely by Licensee without the assistance of Licensor and/or its Affiliates if such infringement would have been avoided by the use of the unaltered version thereof; or

              (ii) the combination, operation or use of any Licensed Technology with non-Licensed Technology other than Embedded Third Party Materials if such infringement would have been avoided but for such combination, operation or use; or

              (iii) use of Customizations developed pursuant to a Statement of Services, unless Licensor makes such Customizations generally available to licensees as provided herein.

6.8    INDEMNIFICATION BY LICENSEE.  Notwithstanding the limitations in Sections
       6.4 and 6.5, other than (i) for claims arising out of the gross negligence, willful misconduct or criminal act of, or any breach of
       Section 3.4 hereof by Licensor and/or its Affiliates, agents or employees or (ii) any claims, lawsuits, or demands that the Licensed Technology infringes any patent, copyright, trade secret or trade-mark right of any Person, Licensee will hold harmless, defend and indemnify Licensor and/or its Affiliates, and each of their employees, officers, directors, agents, licensees and customers from and against any claims, lawsuits, or demands of third parties that directly arise from the use of the Licensed Technology, Content or the Licensee Services by Licensee or its Customers, or any non-payment of taxes required under Section 5.4 hereof, or any breach by Licensee, its agents or employees of Section 3.4 hereof, provided that:

       (a) Licensor and/or its Affiliates provide prompt written notice of the claim to Licensee;

       (b) Licensor and/or its Affiliates co-operates at Licensee's expense with Licensee in the defense of such claim;

       (c) Licensor and/or its Affiliates affords Licensee sole control of the defense and all related settlement negotiations, provided Licensee conducts the defense or settlement negotiations diligently and that any proposed settlement has no material adverse effect on Licensor and/or its Affiliates; and

       (d) Licensor and/or its Affiliates do not attempt to settle any claim on behalf of Licensee.

       If Licensee does not inform Licensor within ten (10) business days after receipt of notice of any such claim of its decision to defend and of the identity of counsel retained for the defense, Licensor may retain counsel and conduct the defense of the claim as it may in its discretion deem proper, at Licensee's cost and expense. In effecting the settlement of the claim, Licensor shall act in good faith, shall consult with Licensee and shall enter into only such settlement as Licensee approves (which approval shall not be unreasonably withheld and which shall be implied if Licensee does not respond within ten (10) calendar days after Licensor notifies Licensee of the proposed settlement).

       The provisions of this Article VI other than Section 6.1 shall remain in force and effect after the termination of this Agreement.

                                    ARTICLE VII

                       CONFIDENTIALITY AND NON-SOLICITATION

7.1 CONFIDENTIAL INFORMATION. Each party who receives Confidential Information (referred to in this Section 7.1 as the "Receiving Party") of the other Party (referred to in this Section 7.1 as the "Disclosing Party") shall hold such Confidential Information in trust and confidence for and on behalf of the Disclosing Party and shall not, except as expressly authorized hereunder or in writing by the Disclosing Party, use, copy or disclose to any third party any Confidential Information so received. Each Receiving Party shall take appropriate action by instruction, agreement or otherwise to ensure that its directors, officers, employees, consultants and agents are required to keep confidential all Confidential Information of the Disclosing Party which is disclosed to or comes into the possession of any of them. The Receiving Party agrees to obtain from any independent contractor, agent or other Person to whom disclosure of the Disclosing Party's Confidential Information is made in carrying out such purposes, a written covenant not to further disclose or make use of any of the Disclosing Party's Confidential Information in any manner whatsoever. Licensee agrees it will not permit those consultants or agents to have access to Confidential Information of Licensor and its Affiliates where such parties are Competitors of Licensor and/or its Affiliates.

7.2 NON-SOLICITATION OF EMPLOYEES. During the term of this Agreement and the [****] period thereafter, neither Licensor or its Affiliates nor any business group within Licensee that works directly with Licensor or its Affiliates (referred to as "OBLIGEE" for the purposes of this Section 7.2) nor any of their Affiliates shall either individually or in partnership or in conjunction in any way with any person or persons, whether as principal, agent, consultant, shareholder, guarantor, creditor or in any other manner whatsoever actively solicit or endeavor to entice away from the other Obligee or its Affiliates, any person employed or retained as a full time consultant by the other Obligee or its Affiliates at the date that this Agreement is terminated for any reason, or who was so employed or retained at any time during the previous one year period or interfere in any way with the employment or other relationship between any such person and the other Obligee and its Affiliates. The provisions of this Section 7.2 shall not apply if any one of the events listed in Section 8.4 (Business Termination) occurs, and shall not apply to newspaper and any other generally available recruiting activities conducted by an Obligee provided that the Obligee does not expressly address any such recruiting activities at an employee of the other Obligee.

7.3 SECURITY. Licensor and its Affiliates acknowledge that the Licensed Technology will comply with the security policies delivered to Licensor on the date hereof (the "Security Standards"), which Security Policies may be amended by Citibank from time to time with 90 days written notice to Licensor. [****]


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.4 PRIVACY. Licensor and its Affiliates, in the provision of Consulting Services or Maintenance Services, shall comply with Citibank's privacy policies delivered to Licensor on the date hereof (the "Privacy Policies") which Privacy Policies may be amended by Citibank from time to time with 90 days written notice to Licensor. Furthermore, to Licensor's and/or its Affiliates' best knowledge, the Licensed Technology, in its normal usage, does not violate such Privacy Policies. [****] As between Licensor and its Affiliates and Licensee, the Parties agree that all Customer data and data related thereto is owned by Licensee.

       The provisions of this Article VII shall remain in force and effect after the termination of this Agreement.

                                    ARTICLE VIII

                                TERM AND TERMINATION

8.1 TERM. The term of this Master Technology License Agreement (the "Term") shall be five (5) years unless terminated earlier in accordance with the provisions of this Agreement. In the event of such early termination, any Licensed Affiliate Agreement, including the provisions of this Agreement incorporated therein, shall remain in effect as between the Parties to such Licensed Affiliate Agreement.

8.2 TERMINATION FOR NON-PAYMENT. Provided that Licensor has not materially breached any of the provisions of this Agreement, Licensee's failure to pay any properly payable amounts due hereunder within sixty (60) written days after receipt of written notice from Licensor that such amounts are due and owing, shall be a material breach of this Agreement, and, at Licensor's option, this Agreement and all licenses hereunder shall terminate at any time after such sixty (60) day period.

8.3 TERMINATION FOR DEFAULT. In addition to any other rights or remedies hereunder, either party may terminate this Agreement for any other material breach by the other party of this Agreement or any provisions hereof not cured within sixty (60) days after receipt of notice from the non-defaulting party.

8.4 BUSINESS TERMINATION. In addition to any other rights or remedies hereunder, either Party may terminate this Agreement immediately by giving written notice to the other Party where the other Party: (i) makes any general assignment for the benefit of creditors or otherwise enters into any composition or arrangement with its creditors; (ii) is unable


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       to pay its debts as they mature; (iii) has a receiver and/or manager appointed over its assets or an application is made to do so; (iv) becomes bankrupt or insolvent or commits an act of bankruptcy or takes or attempts to take advantage of any law or statute for the relief of bankrupt or insolvent debtors; (v) commences or becomes subject to any process that might result in its bankruptcy or liquidation; (vi) has a resolution or a petition filed or an order made for its winding up; or
       (vii) ceases to carry on business. Any such occurrence by Licensor shall be a Release Condition as defined in the Source Code Escrow Agreement.

8.5 TERMINATION ON CEASING TO BE AN AFFILIATE. If Licensee ceases to be an Affiliate of Citibank, then all rights granted pursuant to this Agreement will continue only for a period of twelve (12) months with respect to such Licensee. After such time, all rights granted pursuant to that Licensed Affiliate Agreement shall automatically terminate, unless, Licensor consents in writing to the assignment of the Licensed Affiliate Agreement and the assignee assumes and agrees to be bound by all of the provisions of this Agreement as set forth in Section 9.3. In the event of an authorized assignment pursuant to this Section 8.5, the rights granted pursuant to the Licensed Affiliate Agreement shall only be used by the resulting entity in respect of the type of business and Customers of the assignor immediately prior to the authorized assignment. If the assignee wishes to utilize the Licensed Technology for a different type of business or Customers, it must obtain its own license for the Licensed Technology.

8.6    EFFECT OF TERMINATION.

       (a) If Licensor terminates this Agreement pursuant to this Article VIII, Licensee shall immediately commence procedures to remove and cease to use of the Licensed Technology. Licensee shall finally terminate all such use and shall return the Licensed Technology and all copies thereof and documentation relating thereto, to Licensor no later than 180 days from the date of such termination. Notwithstanding, Licensor acknowledges that in the event that it terminates this Agreement in accordance with the provisions of this Article VIII, then it shall assist Licensee to remove the Licensed Technology and Licensee's related applications and shall, as is reasonable in the circumstances, provide Licensee with a reasonable amount of time to effect such removal and return. A senior officer of Licensee shall provide Licensor with a signed certificate within 10 days after the termination date attesting that all software and materials have been returned to Licensor and that Licensee has no such material in its possession or under its control. For greater certainty, termination of this Agreement in respect of one Licensee will not result in termination against any other Licensee.

       (b)    If Licensee terminates this Agreement in accordance with this
              Article VIII or Section 9.1, then Licensee shall be permitted to continue to use the Licensed Technology for a period of nine (9) months from the date of notice of such termination. All of the rights and obligations of the parties under this Agreement shall continue during such notice period. Licensee shall, during such time, do such acts and things as are reasonably necessary to facilitate the termination of use and removal of the Licensed Technology within the nine (9) month period.

                                     ARTICLE IX

                                      GENERAL

9.1 EXCUSABLE DELAYS. Dates and times by which Licensor or Licensee is required to render performance (other than dates and times for payment of money) hereunder shall be postponed automatically to the extent and for the period of time that Licensor or Licensee, as the case may be, is prevented from meeting them by reason of any causes beyond its reasonable control, provided the Party prevented from rendering performance notifies the other Party immediately and in detail of the commencement and nature of such a cause, and provided further that such Party uses its reasonable efforts to render performance in a timely manner utilizing to such end all resources reasonably required in the circumstances, including obtaining supplies or services from other sources if same are reasonably available. Notwithstanding the foregoing, if any event beyond the reasonable control of Licensor delays the performance of Licensor for more than thirty (30) consecutive days, Licensee will be entitled to terminate this Agreement and the provisions of Section 8.6(b) shall apply.

9.2 NOTICES. Any notice, consent, determination or other communication (herein a "Notice") required or permitted to be given or made hereunder shall be in writing and shall be well and sufficiently given or made if:

       (a) delivered in person during normal business hours on a Business Day and left with the addressee at the address set forth below; or

       (b) sent by any electronic means of sending messages, including facsimile transmission, which produces a paper record ("Electronic Transmission") during normal business hours on a Business Day, charges prepaid and confirmed by prepaid first class mail:

              TO LICENSOR, AT:                   WITH A COPY TO:
              ----------------                   ---------------

              1 Market, Steuart Tower            724 Solutions
              San Francisco, California          4101 Yonge Street,
              94105, USA                         Suite 702
                                                 Toronto, Ontario, Canada

              Facsimile:  (415) 615-0195         Facsimile:  (416) 228-8199
              Attention:  Christopher Erickson,  Attention:  General Counsel
                           Director

              TO LICENSEE, AT:                   WITH A COPY TO:
              ----------------                   ---------------

              Citibank                           Citibank
              909 Third Avenue                   909 Third Avenue
              New York, New York                 New York, New York
              10043                              10043

              Attention:  Alan Young             Attention:  e-Citi General
                                                 Counsel,
              Facsimile:  212-793-3051           Facsimile:  212-559-4330


              or to such other address or telecopier number to the attention of such other individuals as any Party may from time to time notify the others in accordance with this Section 9.2. Any Notice so given or made shall be deemed to have been given or made on the day of delivery if delivered as aforesaid (with a receipt or date stamp) or on the Business Day immediately following the day of Electronic Transmission.

9.3 ASSIGNMENT AND INUREMENT. Licensee may not assign any rights or benefits under this Agreement to any Person without the prior written consent of Licensor, provided that Licensee may assign this Agreement to the Person that purchases or otherwise acquires all or substantially all of the assets of Licensee so long as (i) such purchaser is not a Person whose principal business is the commercial development, marketing or licensing of commercial products that are competitive with the Licensed Technology,
       (ii) Licensee does not retain any of the Licensed Technology, and (iii) the purchaser agrees in writing with Licensor in advance of the assignment to assume the obligations under this Agreement and to the further restriction that the Licensed Technology will after the assignment be used only in respect of the business acquired by the purchaser from Licensee and that any further or additional use of the Licensed Technology will require the payment of additional license fees. If Licensee purchases or otherwise acquires all or substantially all of the assets of another Person, the Licensed Technology shall only be used by the Licensee in respect of the type of business (and its Customers) that was operated by Licensee immediately prior thereto, and such other business unit, if it wishes to utilize the Licensed Technology for a different type of business, must obtain its own license for the Licensed Technology. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

9.4 REMEDIES CUMULATIVE. The rights and remedies of the Parties under this Agreement are cumulative and in addition to and not in substitution for any rights or remedies provided by law.

9.5 COUNTERPARTS. This Agreement may be executed and delivered in several counterparts and by each of the Parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and shall be effective as of the date hereof.

9.6 WAIVER OF RIGHTS. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

9.7 CURRENCY. Except as otherwise expressly provided in this Agreement, all dollar amounts referred to in this Agreement are stated in the lawful currency of the United States.

9.8 RELATIONSHIP OF PARTIES. This is an arms-length agreement between separate legal entities and neither is the agent or employee of the other for any purpose whatsoever. The Parties do not intend to create a partnership or joint venture between themselves. Neither Party shall have the right to bind the other to any agreement with a Person or to incur any obligation or liability on behalf of the other Party.

9.9 DISPUTE RESOLUTION. The following procedure will be adhered to in all disputes arising under this Agreement which the Parties cannot resolve informally. The aggrieved Party shall notify the other Party in writing of the nature of the dispute with as much detail as possible about the deficient performance of the other Party. The project managers shall meet (in person or by telephone) within seven (7) days after the date of the written notification to reach an agreement about the nature of the deficiency and the corrective action to be taken by the respective Parties. The project managers shall each produce a report about the nature of the dispute in detail to their respective management. If the project managers are unable to agree on corrective action, senior managers of the Parties having authority to resolve the dispute without the further consent of any other person ("Management") shall meet or otherwise act to facilitate an agreement within fourteen (14) days of the date of the written notification. If Management cannot resolve the dispute or agree upon a written plan of corrective action to do so within seven (7) days after their initial meeting or other action, or if the agreed-upon completion dates in the written plan of corrective action are exceeded, either Party may request arbitration as provided for in this Agreement. Except as otherwise specifically provided, neither Party shall initiate arbitration or other legal action against the other Party unless and until this dispute resolution procedure has been employed or waived.

9.10 ARBITRATION. Provided that the Parties have first attempted to resolve the dispute pursuant to Section 9.9, either Party may submit any dispute between the Parties arising from or relating to this Agreement, including any failure to agree on a matter requiring agreement, (but not any dispute relating to the ownership of Intellectual Property Rights or the improper disclosure or use of the 724 Technology), to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration will be before a single arbitrator selected by the New York office of the AAA. The arbitration shall be in the English language. The arbitration shall take place in Toronto, or in such other city agreed to by Licensor and Licensee.

9.11 ATTORNEYS FEES. If a legal action or arbitration proceeding is commenced in connection with any dispute under this Agreement, the prevailing party, as determined by the final decision of a court or arbitrators from which no appeal can be taken, shall be entitled to attorneys' fees actually incurred, costs and necessary disbursements incurred in connection with such action or proceeding.

TO WITNESS their agreement, the Persons below have duly executed this Agreement on the date first written above.

724 SOLUTIONS CORP.                    CITICORP STRATEGIC
                                       TECHNOLOGY CORPORATION


By: /s/ C. ERICKSON                    By: /s/ GORDON D. TRECO
    --------------------                   ------------------------

Name: C. ERICKSON                      Name: GORDON D. TRECO

Title: President and Secretary         Title: Vice President

                                   EXHIBIT A

                             CITIBANK FEE PAYMENTS

                                     Chart

                                                             Minimum
                                                            Worldwide
                                                              Annual
                                                             Licensor
                                                          Revenue to be
                  Worldwide                               Earned during
                   Number            Worldwide             the Previous                Maximum                    Minimum
                  Users of           Number of              Year from               Citibank Fee               Citibank Fee
                  Licensed            Licensed               Licensed                  Payment                    Payment
    Year         Technology          Affiliates             Affiliates *             (annualized)               (annualized)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
      2            [****]               [****]                  [****]                [****]
------------------------------------------------------------------------------------------------------------------------------
      3            [****]               [****]                  [****]                [****]                 [****]
------------------------------------------------------------------------------------------------------------------------------
      4            [****]               [****]                  [****]                [****]                 [****]
------------------------------------------------------------------------------------------------------------------------------
      5            [****]               [****]                  [****]                [****]                 [****]
------------------------------------------------------------------------------------------------------------------------------

       *These numbers refer to all amounts earned by Licensor and its Affiliates as determined by United States GAAP regardless of whether such earned amounts constitute license fees, maintenance fees or otherwise and whether or not collected. Furthermore, the Minimum Worldwide Annual Licensor Revenue Earned from Licensed Affiliates amount is for purposes of calculating any Citibank fee due, and not a guarantee or projection of actual minimum revenues to be earned by Licensor.

1. Citibank shall pay to Licensor, during each of the first 5 years during which this Master License Agreement remains in effect, fees in the amounts calculated as set forth below.

2.  The Citibank Fee Payment for Year 1 shall be [****].  The Citibank
       Fee Payment for each of Years 2 through 5 shall be determined as follows:

       (a)    If at the beginning of the year:

              (i) the Worldwide Number of Users of Licensed Technology is greater than or equal to the number appearing in Column 1 (corresponding to the year in question) of the Chart set forth above (the "Chart"); and


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

              (ii) the Worldwide Number of Licensed Affiliates is greater than or equal to the number appearing in Column 2 (corresponding to the year in question)of the Chart; and

              (iii) the Worldwide Annual Licensor Revenue Earned from Licensed Affiliates during the previous year by Licensor is greater than or equal to the number appearing in Column 3 (corresponding to the year in question) of the Chart then the Citibank Fee Payment for that year shall be the number appearing in Column 4 (corresponding to the year in question) of the Chart.

       (b)    If at the beginning of the year:

              (i) the Worldwide Number of Users of Licensed Technology is greater than or equal to the number appearing in Column 1 (corresponding to the year in question) of the Chart; and

              (ii) the Worldwide Number of Licensed Affiliates is greater than or equal to the number appearing in Column 2 (corresponding to the year in question) of the Chart; and

              (iii) the Worldwide Annual Licensor Revenue Earned from Licensed Affiliates during the previous year is less than the number appearing in Column 3 (corresponding to the year in question) of the Chart then the Citibank Fee Payment for that year shall be the number appearing in Column 4 (corresponding to the year in question) of the Chart reduced by one half (1/2) of the amount by which the number appearing in Column 3 (corresponding to the year in question) of the Chart exceeds the amount of Worldwide Annual Licensor Revenue Earned during the previous year.

       (c) In any other combination of events, the Citibank Fee Payment for that year shall be the number appearing in Column 5 (corresponding to the year in question) of the Chart.

3. PAYMENT TERMS FOR CITIBANK FEE PAYMENTS.

       (a) Year 1 begins, upon execution of this Master License Agreement, on the date first written above. Commencing thereon, payment for Year 1 shall be made in quarterly installments of [****]. At the end of each quarter of Year 1, Licensor shall provide Citibank with (I) copies of each of the Licensed Affiliate Agreements entered into during such quarter; and (II) an accounting of the total amount of revenue, whether license fees, maintenance fees or otherwise, that Licensor has earned from ALL Licensed Affiliates. No later than thirty (30) days after the end of Year 1, Licensor shall refund to Citibank the amount (up to a maximum of [****]), if any, by which the total amount of revenue, whether license fees, maintenance fees or otherwise, that Licensor has earned from ALL Licensed Affiliates during Year 1 exceeds [****], plus interest thereon at LIBOR for the last day of Year 1.


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       (b) Commencing with Year 2, at the end of each quarter of years 2-5 (but on the second to the last day of the quarter with respect to each year's fourth quarter), Licensor shall provide Citibank with (I) copies of each of the Licensed Affiliate Agreements entered into during such quarter; and (II) an accounting of the total amount of revenue, whether license fees, maintenance fees or otherwise, that Licensor has earned from ALL Licensed Affiliates. No later than the last day of each of years 2-5, Citibank shall pay to Licensor the amount, if any, by which the Worldwide Annual Licensor Revenue Earned during such year is less than the annual Citibank Fee Payment as calculated pursuant to Section 2 above.

       (c) Computation of Number of Users. In computing the number of Users for the purposes of Citibank Fee Payments, a Customer shall have had access to the Licensed Technology and have utilized the Licensed Technology through a Licensed Channel at least two times in a particular calendar month in order to be considered to be a User. Furthermore, a Customer of a Licensed Affiliate will be deemed to be one User regardless of the numbers of services that the Customer receives through the Licensed Technology located at the Licensed Affiliate's Designated Site.

                                     EXHIBIT B

                     FUNCTIONAL AND PERFORMANCE SPECIFICATIONS
                                  OF THE SOFTWARE


The Licensed Technology consists of the 724 Solutions Financial Services Platform (the "724 FSP"). This Exhibit states the functional and performance specifications (the "Specifications") of the 724 FSP.

INTRODUCTION.

724 FSP is a software platform which enables financial institutions to deliver their products and services (including banking, brokerage, [****], financial services and e-commerce) packaged with other content (including news, weather, horoscopes, sports, stock portfolio trackers) securely, remotely and electronically in real time via any device connected to a network (including the Internet, cable and satellite TV networks, cellular networks, LANs, wired telephone networks).

724 FSP enables such capability by interfacing with financial institutions' host and core processing systems through a middleware platform layer running a common financial exchange protocol (including OFX, or the Integrion GOLD messaging standard) as well as interfacing with certain content providers using an agreed protocol (including XML).

724 FSP stores a "persona" for each of the financial institutions' customers (which for the purposes of this Exhibit shall be referred to as the "User") which contains their preferences. The information gathered by 724 FSP on behalf of the User from the financial institution and the content providers is then packaged and delivered to the device the User is using at that particular time via the network to which the User is connected. 724 FSP packages the information, formats it in a manner that best fits the device being used by the User (including screen format, menu layering, font size and device core functionality) and which can be transmitted to the User's device via the network to which the device is connected (using an appropriate API and protocol for transmission).

724 FSP enables the User to request certain information or initiate certain transactions from/with the financial institution or content provider, converting between formats, protocols and APIs in the process as described above.

724 FSP can "push" information (including Content) to Users based upon User configurable criteria (including stock alerts, and [****]), "pull" information on demand (including balance of account, stock portfolio balance and transaction journal) or execute transactions and receive confirmation (if the financial institution sends such confirmation).

The 724 FSP is designed upon the architecture shown in Figure 1 and consists of the components described below:

Channels:  Customers can use to access the rest of the 724 FSP.

Core Services:  Licensor services that operate the 724 FSP.


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Content Services: Licensor services that manage the retrieval and delivery of information between the content provider and the Customer.

Content Providers: Third parties that provide the information and transactional services.

Network Communications: Communications languages and protocols supported by the 724 FSP.

Security: Policies, controls, procedures and mechanisms for protecting the privacy and information assets of all Users and content providers with respect to the 724 FSP.

CHANNELS.

Channels currently include: digitally enabled wireless telephones using a phone.com browser, pc channel, html channel and PalmPilot connected organizers versions 3.02 OS and higher excluding Palm VII.devices. Additional channels in the future may include [****].

CORE SERVICES.

The Core Services provide the ability to create a 724 FSP logon and to manage a User profile. The Core Services include the following:

1. 724 FSP AppCenter. The 724 FSP AppCenter provides the Inprise AppCenter for managing distributed applications.

2. Administration Service. The Administration Service provides the capability to manage and store the configuration settings for the 724 FSP.

3. Authentication Service. The Authentication Service provides the capability to manage user identifications and passwords for the 724 FSP. The Authentication Service will ensure that all 724 FSP passwords comply with criteria defined by Licensee or Citibank.

4.     Channel Service.  The Channel Service manages the User's request.

5. Profile Service. The Profile Service manages User profiles for preferences including watchlists and other third party content.

6. Protocol Gateway Service. The Protocol Gateway Service batches and routes customer requests and compiles a detailed log entry for each request.

7. Session Service. The Session Service provides network persistence, which allows the selected state to be maintained, based upon specific transactions or for a specific time duration.


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONTENT SERVICES

Content Services enable the 724 FSP to deliver information from types of Content Providers to Users. The Content Services include the following:

1.     [****]

2.     [****]

3.     [****]

4.     [****]

5.     [****]

6.     [****]

7.     [****]

8.     [****]

FINANCIAL INSTITUTION FUNCTIONALITY.

The 724 FSP provides the interfaces and transport means required to deliver information from financial institutions to the Client Devices. The functionality includes the following 724 Modules:

1. Banking. Banking shall include at minimum the following services. Accounts - allows the User to create a banking relationship on the 724 FSP, designate a banking relationship as their main relationship, [****].


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.     Brokerage.  Brokerage shall include at minimum the following services.
       [****].

CONTENT FUNCTIONALITY.

The 724 FSP provides the interfaces and transport required to deliver information from Content Providers to the Client Devices. The functionality includes the following:

1. Notification and Lifestyle Services. Notification and Lifestyle Services may include but are not limited to the following:

2.     [****]

3.     [****]

4.     [****]

5.     [****]

6.     [****]

7.     [****]

8.     [****]

9.     [****]

All Lifestyle Services and information from public stock exchanges shall be procured solely by Licensee or its Affiliates.

FINANCIAL INSTITUTION AND CONTENT PROVIDER INTERFACES.

1. Interface to Banking and Brokerage Providers. The 724 FSP provides an interface to Banking, Brokerage, Insurance Financial Services and E-commerce providers based upon open industry standards. In addition to other industry standard interfaces, the 724 FSP shall support an OFX interface to Banking and Brokerage Content Providers. This interface shall support [****] with the following provisions: i) the 724 FSP OFX interface does not require crash recovery facilities, transaction management, or data synchronization of multiple clients.
       ii) the 724 FSP OFX interface includes several OFX extensions defined by Licensor. These extensions begin with the [****] prefix. A complete


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       list of the OFX messages supported by the 724 FSP OFX interface is included in Tables 1.1, 1.2, and 1.3.

2. Interface to Notification Service and Lifestyle Content Providers. The 724 FSP supports interfaces to Notification and Lifestyle Content Providers based upon open industry standards.

3. Interface to Client Devices. The 724 FSP provides the interfaces necessary to deliver the Content Provider Services to the Client Devices.

SECURITY AND PRIVACY. In accordance with Sections 7.3 and 7.4, the 724 FSP will use best efforts to comply with all of the policies, controls and procedures defined by Citibank's or its Affiliates' Corporate Information Security Organization and other divisions, from time to time, for protecting the privacy and information assets of Users.

724 FSP DEPLOYMENT.

System Requirements. The 724 FSP can be deployed using the System Requirements specified by Licensor from time to time. The System
Requirements shall state the number of simultaneous User sessions that can be supported by the 724 FSP Platform with a particular configuration.

PERFORMANCE SPECIFICATIONS.

The 724 FSP shall be capable of [****].

The 724 FSP shall process data [****].

The 724 FSP shall be readily scaleable to support more Users [****].


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                TABLE 1.1 OFX MESSAGE INTERFACE - BANKING & BROKERAGE

(MANDATORY MESSAGES)


 [****]


                    TABLE 1.2 OFX MESSAGE INTERFACE - BANKING

 [****]


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                    TABLE 1.3 OFX MESSAGE INTERFACE - BROKERAGE


 [****]


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                 EXHIBIT C

                       RESOURCE COMMITMENTS OF LICENSOR

Licensor and/or 724 Solutions will commit the following resources for the purpose of assisting the evaluation and implementation of the Licensed Technology by Citibank and its Affiliates:

       (a) Client Executive: A minimum of one fulltime resource will be assigned to Citibank with the responsibility to introduce the 724 Technology to each Affiliates of Citibank interested in licensing the 724 Technology and/or is referred to Licensor by Citibank officers and employees. The Client Executive will have access to resources from Licensor and its Affiliates that are necessary in order for the Affiliate to evaluate the technology and understand how the technology will be implemented and add value to their specific operation. The Client Executive will commit to providing information and/or presentations to support the evaluation process in a timely manner. In addition the Client Executive will be responsible for finalizing the Affiliate Agreement and thereafter managing the relationship between the Affiliate and Licensor and its Affiliates to ensure that the terms of the Affiliate Agreement are met.

       (b) Program Director: A minimum of one fulltime resource will be assigned to Citibank with the responsibility to coordinate and manage implementation projects throughout Citibank in a manner that leverages the best practices that have been developed from one implementation to the next. The Program Director will have access to resources of Licensor and its Affiliates and partners necessary to implement the 724 Technology as quickly and effectively as possible.

       (c) VP Customer Services: The Customer Service organization will be staffed to provide necessary support to the Affiliates of Citibank with respect to hours of operation and geographic points of presence.

       (d) EVP Field Operations: On a mutually agreed upon schedule or as required basis, the Field Operations EVP and the appropriate executives from eCiti will review progress being made with respect to number of Affiliates that are implementing the Technology as well as the volume of customers using the Technology in each Affiliate and throughout the total organization. Areas of improvement will be identified and action steps executed to ensure continuous improvement in both the numbers of Affiliates and the total volume of Users.

                                    EXHIBIT C-1

               CITIBANK CONSULTING SERVICES AND PAYMENTS BY LICENSOR

1. CONSULTING SERVICES TO BE PROVIDED BY CITIBANK. From the date of execution of this Agreement and for one (1) year thereafter, Citibank will provide certain consulting services ("Citi Consulting Services") to Licensor and its Affiliates including, but not limited to, the following:

       (a) the promotion of the Licensed Technology as the standard wireless financial services platform for all Affiliates of Citibank;

       (b) assistance in the ongoing work between Licensee and its Affiliates technical personnel and the Citibank Affiliates information technology function for the purpose of facilitating adoption and implementation of the Licensed Technology by Affiliates of Citibank;

       (c) advisory services relating to third party technology providers, Content providers, device manufacturers and other similar services in connection with the implementation of the Licensed Technology by Affiliates of Citibank; and

       (d) advisory services in connection with the negotiation and execution of Licensed Affiliate Agreements.


In no event shall Citibank Consulting Services include the development or conveyance to Licensor of any Intellectual Property Rights.


2. RESOURCES TO BE PROVIDED BY CITIBANK. Citibank will provide the following resources (Citi Consulting Resources") in order to carry out the Citi Consulting Services:

       (a) As requested by Licensor and/or its Affiliates, subject to a maximum of two days per week, the e-Citi Vice President, Access Devices and Distribution Technologies.

       (b) Vice President level project management resources as requested by Licensor and/or its Affiliates, subject to a maximum of 40 man hours per week.

       (c) Director level technical resources as requested by Licensor and/or its Affiliates, subject to a maximum of 40 man hours per week.

3. PAYMENT OF FEES FOR CITI CONSULTING SERVICES. Licensor will pay to Citibank an aggregate of $[****], payable $[****] quarterly in arrears, plus $[****] for each Licensed Affiliate Agreement executed during the first year of the Master Technology License Agreement (the Citi Consulting Fee") in consideration for the Citi Consulting Services to be provided hereunder. Citibank shall be required to provide quarterly report statements to Licensor setting out the resources allocated and projects undertaken during the quarter. In the event that Citibank has not provided the Citi Consulting Services and Citi Consulting Resources in


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       accordance with Sections 1 and 2 of this Exhibit C-1, then Citibank's sole liability shall be to, and Citibank shall, within 30 days of the end of such quarter, repay to Licensor the Citi Consulting Fee in respect of such quarter. Such repayment shall be Licensor's sole remedy for failure by Citibank to provide the Citi Consulting Services and Citi Consulting Resources, and such failure shall not constitute a breach of this Master Technology License Agreement by Citibank.

                                     EXHIBIT D

                        FORM OF SOURCE CODE ESCROW AGREEMENT



                       Account Number ______________________

This Agreement is effective __________________, 1999 among DSI Technology Escrow Services, Inc. ("DSI"), 724 Solutions Inc. ("Depositor") and Citibank ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement regarding certain proprietary technology (the "Licensed Technology") of Depositor (referred to in this Agreement as the "License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is important to Preferred Beneficiary in the conduct of a portion of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

NOW THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

ARTICLE 1  --  DEPOSITS

1.1 OBLIGATION TO MAKE DEPOSIT. Within thirty (30) days of the signing of this Agreement by the parties, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 IDENTIFICATION OF TANGIBLE MEDIA. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by

Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3 DEPOSIT INSPECTION. When DSI receives the Deposit Materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.4    ACCEPTANCE OF DEPOSIT.   At completion of the deposit inspection, if DSI
determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) mail a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.5    DEPOSITOR'S REPRESENTATIONS.  Depositor represents as follows:

       a. Depositor lawfully possesses or has sufficient rights in all of the Deposit Materials deposited with DSI;

       b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement or in the License Agreement;

       c. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit A, as the case may be; and

       d. The Deposit Materials are readable and useable in their current form or, if the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6 VERIFICATION. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause DSI to perform a verification of any Deposit Materials to verify that the Deposit Materials are executable on the appropriate computer and are capable of compiling the object code of the Licensed Technology. Only DSI may perform the verification and such verification shall take place either at DSI's site or Depositor's site, and not a Preferred Beneficiary's site. Only staff of DSI (and if requested by DSI, staff of Depositor) shall be in attendance for any such verification. DSI shall provide Preferred Beneficiary with a certificate attesting to the results of the verification process. The verification right in this Section 1.6 may be exercised only once in respect of each version of the Deposit Materials.

1.7 DEPOSIT UPDATES. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within 60 days of delivery to Preferred Beneficiary of a new Upgrade of the Licensed Technology under the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.8 REMOVAL OF DEPOSIT MATERIALS. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.


ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

2.1 CONFIDENTIALITY. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2 STATUS REPORTS. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 AUDIT RIGHTS. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice. For greater certainty, the audit rights in this Section 2.3 do not permit Preferred Beneficiary to have access to the Deposit Materials.


ARTICLE 3 -- GRANT OF RIGHTS TO DSI

3.1 RIGHT TO MAKE COPIES. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit
Materials including but not limited to the hardware and/or software needed.

3.2 RIGHT TO TRANSFER UPON RELEASE. Depositor hereby grants to DSI the right to transfer the Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with
Section 4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.


ARTICLE 4 -- RELEASE OF DEPOSIT

4.1 RELEASE CONDITION. As used in this Agreement, "Release Condition" shall mean any of the following:

       a. Depositor ceases to carry on its business due to its winding up, bankruptcy or liquidation; or

       b. Depositor is in material breach of its obligations to provide the services set out in paragraph (i) under "Performance Levels" in Exhibit "F" of the License Agreement in respect of a Level 1 problem and such breach is not remedied within 30 days after written notice of the breach is given to Depositor by Preferred Beneficiary; or

       c. Depositor is in material breach of any of its obligations set out in the License Agreement where such breach is explicitly identified as a Release Condition and such breach is not remedied within 30 days after written notice of the breach is given to Depositor by Preferred Beneficiary.

4.2 FILING FOR RELEASE. If Preferred Beneficiary believes in good faith that the Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by the means required under Section 8.2.

4.3 CONTRARY INSTRUCTIONS. Depositor shall have fifteen (15) business days from the date of receipt of the notice referred to in Section 4.2 to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that the Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by the means required under Section 8.2. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section (Section 7.3) of this Agreement. Subject to Section 5.2, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4 RELEASE OF DEPOSIT. If DSI does not receive Contrary Instructions from the Depositor within the time period specified in Section 4.3, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. DSI's obligations to maintain the Deposit Materials will terminate upon the release of the Deposit Materials held by DSI.

4.5 RIGHT TO USE FOLLOWING RELEASE. Upon release of the Deposit Materials in accordance with this Article 4:

       a. Preferred Beneficiary shall have and Depositor hereby grants to Preferred Beneficiary a non-exclusive, non-transferable license for Preferred Beneficiary to use the Deposit Materials solely at the Designated Site and only for the purposes of supporting the use by Preferred Beneficiary and its Authorized Affiliates of the Licensed Technology in accordance with the License Agreement and this Section 4.5. Any modifications to the Licensed Technology developed by the Preferred Beneficiary ("Modifications") as part of correcting errors in the Licensed Technology which are compiled into binary form by the Preferred Beneficiary or otherwise used in a production environment shall be deemed for all purposes to be part of the Licensed Technology and shall be used and treated as such by Preferred Beneficiary strictly in accordance with the License Agreement. Depositor shall not be responsible for any Modifications, or the compatibility of any Licensed Technology, equipment or service with such Modifications, or for support or maintenance of the Modifications, or for errors caused to the base Licensed Technology caused by the Modifications. Preferred Beneficiary acknowledges that the Deposit Materials constitute confidential, trade secret and very valuable information of Depositor, which information Preferred Beneficiary agrees not to access, use or copy other than in accordance with the terms of this Article 4.5 and the License Agreement.

       b. Preferred Beneficiary agrees that the Deposit Materials and the Modifications shall be deemed to be Confidential Information of Depositor and treated as and included as part of the Licensed Technology, and Preferred Beneficiary's obligations and Depositor's rights with respect to Confidential Information and the Licensed Technology under the License Agreement shall apply in all respects to the Deposit Materials and the Modifications except as otherwise expressly set out in this Article 4.5.

       c.     Preferred Beneficiary shall:

              i. use its utmost care to ensure that the persons authorized hereunder to have access to the Deposit Materials keep the Deposit Materials secret and confidential;

              ii. not release or make any use of the Deposit Materials available to any person other than to employees and authorized contractors of Preferred Beneficiary working at the Designated Site with a need for access to enable Preferred Beneficiary to exercise its rights under this
                      Article 4.5;

              iii. instruct all such employees and authorized contractors of Preferred Beneficiary to keep the Deposit Materials confidential and have all such persons execute the form of proprietary rights protection agreement attached hereto as Exhibit D at the time such person is given access to the Deposit Materials;

              iv. not copy the Deposit Materials other than as reasonably required for the purposes set out in Section 4.5(a);

              v. inform and provide Depositor with copies of, and all documentation for, all Modifications at the time such Modification is put into production by Preferred Beneficiary;

              vi. not provide any Competitor of 724 Solutions with access to the Deposit Materials;

              vii. not use the Deposit Materials to expand the scope of use of the Licensed Technology beyond the Licensed Modules and Licensed Channels referred to in the License Agreement; and

              viii. not use the Deposit Materials to develop any modifications, enhancements or additions to the Licensed Technology except such as are required to correct errors in the Licensed Technology.

ARTICLE 5 -- TERM AND TERMINATION

5.1 TERM OF AGREEMENT. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2; or (c) the Agreement is terminated pursuant to Section 5.3. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 TERMINATION FOR NONPAYMENT. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 DISPOSITION OF DEPOSIT MATERIALS UPON TERMINATION. Upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

5.4 SURVIVAL OF TERMS FOLLOWING TERMINATION. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

       a. The obligations of confidentiality with respect to the Deposit Materials;

       b. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.2) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

       c.     The obligation to pay DSI any fees and expenses due;

       d.     The provisions of Article 7; and

       e. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6 -- DSI'S FEES

6.1 FEE SCHEDULE. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. Preferred Beneficiary is obligated to pay all such fees and expenses associated with this Agreement. DSI shall notify the Preferred Beneficiary at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 PAYMENT TERMS. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full by Preferred Beneficiary. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue interest at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

ARTICLE 7 -- LIABILITY AND DISPUTES

7.1 RIGHT TO RELY ON INSTRUCTIONS. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine, and received from the parties' designated contacts set out in Exhibit C, or if the designated contact is no longer employed by the party in that capacity, a representative of the party of the same or greater title or authority. DSI may assume that any written notice, request, or instruction received from the respective designated contact is authorized by the party sending it. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 INDEMNIFICATION. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3 DISPUTE RESOLUTION. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in New York, NY. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s).

7.4 CONTROLLING LAW. This Agreement is to be governed and construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions.

7.5 NOTICE OF REQUESTED ORDER. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

       a.     Give DSI at least two business days' prior notice of the hearing;

       b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full by the Preferred Beneficiary for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

       c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 8  --  GENERAL PROVISIONS

8.1 ENTIRE AGREEMENT. This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement.
 DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not be signed.

8.2 NOTICES. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all notices under Article 4 or related to Section 7.3 shall be delivered by overnight courier delivery by a nationally recognized courier company (currently including Federal Express and UPS).

8.3 SEVERABILITY. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 NON-ASSIGNMENT. DSI shall not be entitled to assign this Agreement without the prior written consent of Depositor and Preferred Beneficiary. Preferred Beneficiary may not assign this Agreement without the prior written consent of Depositor and DSI, provided that Preferred Beneficiary, without such consent, may assign this Agreement to an entity to whom Preferred Beneficiary is permitted to assign its rights under the License Agreement in accordance with the terms of the License Agreement. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5    DEFINITIONS.   Capitalized terms not otherwise defined herein shall be
given the meaning ascribed to them in the License Agreement.

8.6 REGULATIONS. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

724 Solutions Inc.
Depositor                          Preferred Beneficiary
By:____________________________    By:____________________________

Name:__________________________    Name:__________________________

Title:_________________________    Title:_________________________

Date:__________________________    Date:__________________________

              DSI Technology Escrow Services, Inc.

              By:_____________________________________________

              Name:___________________________________________

              Title:__________________________________________

              Date:___________________________________________

                                   EXHIBIT A
                  TO THE FORM OF SOURCE CODE ESCROW AGREEMENT

                           MATERIALS TO BE DEPOSITED

                     Account Number ______________________


Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:

[describe Source Code; exclusive of source code for Third Party Materials; list tools, development environment, custom libraries, dll's etc.]









724 Solutions Inc.
Depositor                          Preferred Beneficiary

By:____________________________    By:____________________________

Name:__________________________    Name:__________________________

Title:_________________________    Title:_________________________

Date:__________________________    Date:__________________________

                                   EXHIBIT B
                  TO THE FORM OF SOURCE CODE ESCROW AGREEMENT

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name________________________________________________________

Account Number________________________________________________________________

Product Name____________________________________Version_______________________
(PRODUCT NAME WILL APPEAR ON ACCOUNT HISTORY REPORT)

DEPOSIT MATERIAL DESCRIPTION:

Quantity      Media Type & Size                  Label Description of Each Separate Item
                                          (PLEASE USE OTHER SIDE IF ADDITIONAL SPACE IS NEEDED)
________      Disk 3.5" or ____

________      DAT tape ____mm

________      CD-ROM

________      Data cartridge tape ____

________      TK 70 or ____ tape

________      Magnetic tape ____

________      Documentation

________      Other ____________________


PRODUCT DESCRIPTION:
Operating System______________________________________________________________
Hardware Platform_____________________________________________________________

DEPOSIT COPYING INFORMATION:
Is the media encrypted?  Yes / No   If yes, please include any passwords and the
decryption tools.
Encryption tool name___________________________________ Version_______________

Hardware required_____________________________________________________________
Software required_____________________________________________________________

I certify for DEPOSITOR that the       DSI has inspected and accepted the above
above described Deposit Materials      materials (ANY EXCEPTIONS ARE NOTED
have been transmitted to DSI:          ABOVE):

Signature________________________      Signature________________________
Print Name_______________________      Print Name_______________________
Date_____________________________      Date Accepted____________________
                                       Exhibit B#_______________________

Send materials to: DSI, 9265 Sky Park Court, #202, San Diego, CA 92123
(858) 499-1600

                                     EXHIBIT C
                    TO THE FORM OF SOURCE CODE ESCROW AGREEMENT

                                 DESIGNATED CONTACT

                       Account Number ______________________

 Notices, deposit material returns and
 communications to Depositor
 should be addressed to:

 Company Name: _______________________
 Address:_____________________________
         _____________________________
         _____________________________
 Designated Contact:__________________
 Telephone:___________________________
 Facsimile:___________________________

 Notices and communications to           Invoices to Preferred Beneficiary
 Preferred Beneficiary should be         should be addressed to:
 addressed to:

 Company Name:________________________   ____________________________________
 Address:_____________________________   ____________________________________
         _____________________________   ____________________________________
         _____________________________   ____________________________________
 Designated Contact:__________________   Designated Contact:_________________
 Telephone:___________________________   ____________________________________
 Facsimile:___________________________   P.O.#, IF REQUIRED:_________________

Notices from Depositor or Preferred Beneficiary to change its respective designated contact must be given in writing to all the other parties by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.


 Contracts, Deposit Materials and        Invoice inquiries and fee remittances
 notices to                              to DSI should be addressed to:
 DSI should be addressed to:

 DSI                                     DSI
 Contract Administration                 Accounts Receivable
 Suite 202                               Suite 1450
 9265 Sky Park Court                     425 California Street
 San Diego, CA 92123                     San Francisco, CA 94104

 Telephone:  (858) 499-1600              (415) 398-7900
 Facsimile:    (858) 694-1919            (415) 398-7914

 Date:________________________________

                                      EXHIBIT E

                     SOFTWARE MAINTENANCE AND SUPPORT SERVICES

                              ("Maintenance Services")

Licensor (or the designated 724 Distribution Company) will provide the following "Maintenance Services" in connection with the maintenance and support of the most recent version the software within the Licensed Technology and the most recent prior Major Release:

       (a) UPDATES: Licensor shall provide Updates and Upgrades to the Licensed Technology whenever Licensor and/or its Affiliates provides them to its other customers generally or, with respect to a Customization, to a Licensee.

       (b) TELEPHONE SUPPORT: Licensor or an Affiliate (the "Support Services Provider") will maintain a "Service Desk" to provide Licensee with a single point of contact for all questions and problems regarding the Licensed Technology, and the repair of any errors in the Licensed Technology.

       (c) LICENSEE REQUESTS TO REPAIR ERRORS: Support Services Provider will review requests to repair errors in the Licensed Technology at no charge to Licensee. If it is determined that such request is a request for an improvement, then the request will be treated as a request for Consulting Services. If however such request is a request to fix an error, then Support Services Provider shall repair such error in accordance with the terms of this Schedule at no additional charge to Licensee.

       (d) SINGLE POINT OF CONTACT: At Licensee's request, Support Services Provider will assign (or will cause an Affiliate to assign) to Licensee a product expert, on a billable basis in accordance with the terms hereof, to provide a single point of contact for Licensee for the purposes of technical support issues relating to the Licensed Technology.

Licensor shall offer and make available to Licensee each production version of the Licensed Technology and any customizations, modifications or enhancements as it is released generally. Licensor reserves the right not to support any version of the Licensed Technology that is older than the most recent prior production version of the Licensed Technology or any customizations, modifications or enhancements made by any Person other than Support Services Provider (or its authorized agents or subcontractors) provided that Licensor or its Affiliates will support each version of the Licensed Technology for at least [****] after it is delivered to Licensee. Notwithstanding the foregoing, Licensor and/or its Affiliate will continue to satisfy its maintenance obligations hereunder whether or not Licensee chooses to adopt any particular Non-Embedded Third Party Materials.

SERVICE DESK

       (a) LOCATION: Support Services Provider will establish and maintain a Service Desk at its offices (or as determined by Licensor from time to time).


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       (b) BASIC SERVICES: Support Services Provider will provide the following basic Service Desk services:

                      (i)   call and electronic mail answering and dispatch;

                      (ii) problem management including trouble ticketing and call logging;

                      (iii) problem resolution; and

                      (iv) maintenance of website providing electronic support via the Internet.

       (c) SERVICE HOURS: The 724 Service Desk will be available to receive calls from Licensee during normal business hours in any jurisdiction receiving Licensed Technology, during Business Days ("Normal Service Hours"). Beeper support by a single 724 Solutions staff member will be available from 5:00 p.m. to 8:00 p.m. (Toronto Time) ("Extended Service Hours"), provided however that response times shall be double that of response times during Normal Service Hours. Normal Service Hours and Extended Service Hours are referred to as "Service Hours".

       (d) ON-SITE SUPPORT: Support Services Provider will provide on-site support services for Licensee:

              (i) for any Level 1 Priority failure (as defined below) in the event that Support Services Provider cannot correct a failure of the Licensed Technology by telephone or electronically; and

              (ii) if Licensee otherwise requests on-site support, Support Services Provider, shall provide the support.

              provided, however, that Licensee shall:

              (iii) reimburse Support Services Provider for reasonable travel expenses incurred by Support Services Provider and approved by Licensee in advance on an actual cost basis, including transportation, living and communications costs, which fees and costs shall be paid by Licensee within 45 days of receipt of an invoice accompanied by supporting documentation including receipts from Support Services Provider for such amounts in connection with such on-site service and all applicable taxes, duties and similar charges which are not recoverable by way of credit, refund, rebate, offset or other reimbursement; and

              (iv) if it is determined that the problem was not caused solely by failure of the Licensed Technology, reimburse Support Services Provider for all labour costs, at Support Services Provider's normal Consulting Services rates.

SERVICE DESK PROCEDURES AND CORRECTION OF ERRORS

       (a) RESPONSE TIME FOR SERVICE DESK: For all Licensee calls reported during Service Hours, a Customer Service Representative of Support Services Provider shall determine if the question can be answered or problem resolved immediately over the telephone; however, if this is not possible, the Customer Service Representative will:

              (i) assign the priority code (listed below under "Priority Codes") to the call that Licensee requests; and

              (ii) attend to each service call in the order of the priority codes and date of receipt of the call.

       (b) EMERGENCY PROCEDURES AFTER SERVICE HOURS: In the case of an emergency after Service Hours, Licensee shall first attempt to reach the Customer Service Representative of Support Services Provider assigned to Licensee and failing this, Licensee may contact the persons listed on Support Services Provider's then-current emergency contact list. Support Services Provider will deliver the emergency contact list to Licensee's contact person promptly after the date of this Agreement and after making any change to the list, but in no case less frequently than semi-annually.

PRIORITY CODES

The level of service and order of priority shall be determined by the priority codes assigned by Licensee. If 724 receives a telephone support call for a lower priority service request, service for such item will be scheduled after all higher priority service calls have been addressed.

For the purposes of this Section entitled "Priority Codes":

       (a) "Core Services" means any material function of that part of the Licensed Technology which does not reside on a client device (including PC, wireless telephone, set top box, etc.), and which, if such function became Unavailable (as defined below), would cause all, or substantially all of the Secondary Services (as defined below), to be Unavailable;

       (b) "Secondary Services" means any material function of the Licensed Technology that provides a Customer of Licensee with access to a group of host services (including services like news, quotes, weather, horoscopes, etc., and client device software such as PC, wireless telephone, set top box, etc.) offered by Licensee to its Customers.

       (c) "Unavailable" means that all, or substantially all of, the material functionality of either a Core Service or a Secondary Service, as the case may be, is unavailable to Licensee and/or Customers, or is so severely hampered that regular processing cannot take place.

The priority codes that may be assigned to a call are:

       (i) LEVEL 1: An error, defect or problem that has caused either (i) one or more Core Services to be Unavailable, (ii) two or more Secondary Services to be Unavailable; or a security issue that materially affects the integrity of any Core Services or Secondary Services, or (iii) a material number of Customers are unable to access information over a Licensed Channel.

       (ii) LEVEL 2: An error, defect or problem has only caused a Secondary Service to be Unavailable; or a security issue that does not qualify as a Level 1 priority.

       (iii) LEVEL 3: An error, defect or problem that does not qualify as either a Level 1 or Level 2 priority.

PERFORMANCE LEVELS

Licensor agrees to respond to each service call as follows:

       (i) LEVEL 1: Support Services Provider will assign an Incident Manager and respond to Licensee within [****], and use its commercially reasonable efforts, working diligently, to repair the error, defect or problem within [****] from receipt of the service call. If such error, defect or problem is not resolved within [****] of receipt or is not likely to be resolved within [****] of receipt, Support Services Provider's qualified staff will work with Licensee personnel continuously, either at Support Services Provider's location, or, at Licensee's request, at any Licensee location. Reasonable travel, accommodation and living expenses (having regard to the urgency and short time frames) will be the responsibility of Licensee if travel is requested by Licensee.

       (ii) LEVEL 2: Support Services Provider will assign an Incident Manager and respond to Licensee within [****], and use its commercially reasonable efforts, working diligently during Service Hours, to repair the error, defect or problem. At Licensee's request, and subject to availability of Support Services Provider's resources, Support Services Provider will dispatch one or more resources to the location designated by Licensee in order to resolve the matter. Reasonable travel, accommodation and living expenses (having regard to the urgency and short time frames) will be the responsibility of Licensee.

       (iii) LEVEL 3: Support Services Provider will respond within [****] and to the extent technically possible, repair same within [****] days or, at the option of Support Services Provider, with the next major release of the Licensed Technology, provided that same does not turn into a Level 1 or Level 2 error.


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ESCALATION PROCEDURE

       (a)    SETTING PRIORITY CODES:

              (i) As provided in paragraph (a)(i) of the Section entitled "Service Desk Procedures and Correction of Errors", [****] and Support Services Provider shall handle the call on the basis of that priority code.

              (ii) After the services are provided, [****] Support Services Provider's Vice-President in charge of Maintenance and Support Services may so inform Licensee's contact person in writing, explaining, by reference to the definition in the Section entitled "Priority Code", why the facts of the call did not correspond to the priority code Licensee assigned. Support Services Provider may then invoice Licensee at the time and materials rates (as set out in Schedule B to the Licensed Affiliate Agreement) for Services rendered in connection with such call.

       Support Services Provider will responded promptly to all such requests for escalations.

EXCLUSIONS

Maintenance Services will only be included with Consulting Services as set out in the Statement of Services and as otherwise specified in Section 3.10 to this Agreement.


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                     EXHIBIT F

                            LICENSED AFFILIATE AGREEMENT

       THIS AGREEMENT is made the ________ day of ______________, 2000

B E T W E E N:

              _______________________________________________________________

              _______________________________________________________________

              _______________________________________________________________

              ("DESIGNATED LICENSOR")

                                   - AND -

              _______________________________________________________________

              _______________________________________________________________

              _______________________________________________________________

              ("CITIBANK AFFILIATE")


BACKGROUND:

1. 724 Solutions Corp. (the "Licensor") has entered into a Master Technology License Agreement including Exhibits thereto (the "Master Agreement") with Citicorp Strategic Technology Corporation, ("Citibank") dated December 29, 1999 pursuant to which Licensor has agreed to license or to direct one of its Affiliates offer to license the Licensed Technology and provide or arrange for the provision of other services to Citibank or Affiliates of Citibank that execute a Licensed Affiliate Agreement; and

2. Citibank Affiliate is an Affiliate of Citibank which wishes to license the Licensed Technology.

IN CONSIDERATION of the promises, the mutual covenants contained herein and other good and valuable consideration, (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. DEFINITIONS. In this Agreement, capitalized words not otherwise defined herein shall be given the meaning ascribed to them in the Master Agreement.

2. STRUCTURE. This Licensed Affiliate Agreement (and the Schedules attached hereto) is a separate agreement that exists between the Parties hereto, the terms of which consist exclusively of the terms and conditions of the Master Agreement specified therein as are applicable to Licensees (other than those specifically excluded below, those additional or amending terms set forth below and the Schedules, if any, attached hereto). All references in the Master Agreement to Schedules attached to a Licensed Affiliate Agreement, if any, shall be interpreted as references to the Schedules attached to this Licensed Affiliate Agreement.
In the event there is any inconsistency between the terms of this Licensed Affiliate Agreement and the terms of the Master Agreement, the terms of this Licensed Affiliate Agreement shall prevail to the extent of any such inconsistency.

3.     LICENSED TECHNOLOGY

       (a)    LICENSED MODULES

       (b)    DELIVERY DATE FOR LICENSED TECHNOLOGY

       (c)    DESIGNATED SITE

4.     TERM

5.     LICENSE FEES

6.     MAINTENANCE FEES

7. ADDRESS FOR SERVICE. The address for service of each of the parties is as follows:


       ___________________________

       ___________________________

       ___________________________

       Facsimile:
       Attention:


TO WITNESS their agreement, the Parties have duly executed this Agreement on the date first written above.

[DESIGNATED LICENSOR]                     [CITIBANK AFFILIATE]


By:__________________________                    By:___________________________

Name:                                            Name:

Title:                                           Title